UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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☒	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to Section 240.14a-12

Bite Acquisition Corp.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Bite Acquisition Corp.
720 N. State Street

Chicago, IL 60654

NOTICE OF SPECIAL MEETING IN LIEU OF THE

2023 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD AUGUST 10, 2023

To the Stockholders of Bite Acquisition Corp.:

You are cordially invited to attend the special meeting in lieu of the 2023 annual meeting (the “special meeting”) of stockholders of Bite Acquisition Corp. (“Bite,” “Company,” “we,” “us” or “our”) to be held on August 10, 2023 at 11:00 a.m., local time, at the offices of Greenberg Traurig, LLP, located at 1750 Tysons Boulevard, Suite 1000, McLean, VA 22102, to consider and vote upon the following proposals:

●	a proposal to amend the Company’s amended and restated certificate of incorporation (as amended, the “charter”) in the form set forth in Annex A to the accompanying proxy statement, which we refer to as the “Charter Amendment” and such proposal the “Charter Amendment Proposal,” to (i) extend the date by which the Company has to consummate an initial business combination (the “Business Combination”) from August 17, 2023 to February 17, 2024, by electing to extend the date to consummate an initial business combination on a monthly basis for up to six times by an additional one month each time after August 17, 2023, until February 17, 2024, or a total of up to six months after August 17, 2023, or such earlier date as determined by our board of directors (the “Board”), unless the closing of the Company’s initial business combination shall have occurred, which we refer to as the “Extension,” and such later date, the “Extended Date,” provided that Smart Dine, LLC (the “sponsor”) (or its affiliates or designees) will deposit into a trust account established for the benefit of the Company’s public stockholders (the “trust account”) $75,000 for each such one-month extension unless the closing of the Company’s initial business combination shall have occurred (the “Extension Payment”) in exchange for a non-interest bearing, unsecured promissory note payable upon consummation of a business combination, (ii) remove the Conversion Limitation (as defined in the charter) to allow us to redeem public shares notwithstanding the fact that such redemption would result in the Company having net tangible assets of less than $5,000,001, and (iii) allow us to remove up to $100,000 of interest earned on the amount on deposit in the trust account prior to redeeming the public shares in connection with the liquidation and dissolution of the Company in order to pay dissolution expenses;

●	a proposal to re-elect (the “Director Proposal”) two directors to the Board, with such directors to serve until the third annual meeting of stockholders following this special meeting or until their successors are elected and qualified;

●	a proposal to ratify the selection by our Audit Committee of Marcum LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023 (the “Auditor Proposal”); and

●	a proposal to direct (the “Adjournment Proposal”) the chairman of the special meeting to adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the special meeting, there are not sufficient votes to approve the foregoing proposals.

Each of the Charter Amendment Proposal, Director Proposal, Auditor Proposal and Adjournment Proposal are more fully described in the accompanying proxy statement.

The purpose of the Charter Amendment is to allow Bite more time to complete an initial business combination. Bite’s charter provides that Bite has until August 17, 2023 to complete a business combination. On April 29, 2023, Bite, Above Food Corp., a corporation organized under the laws of Saskatchewan, Canada (“Above Food”), Above Food Ingredients Inc. (formerly known as 2510169 Alberta Inc.), an Alberta corporation and a direct, wholly owned subsidiary of Above Food (“TopCo”), and Above Merger Sub, Inc., a Delaware corporation and a direct, wholly owned subsidiary of TopCo (“Merger Sub” and, together with TopCo, the “Merger Subsidiaries”), entered into a business combination agreement (the “Business Combination Agreement”), pursuant to which Bite and Above Food agreed to combine in a business combination that will result in each of Bite and Above Food becoming a wholly owned subsidiary of TopCo. Upon the closing (the “Closing”) of the transactions contemplated by the Business Combination Agreement (collectively, the “Proposed Transaction”), TopCo’s common shares (the “TopCo Common Shares”) and warrants are expected to be listed on the New York Stock Exchange (the “NYSE”). The Board currently believes that there will not be sufficient time before August 17, 2023 to complete the Proposed Transaction (or an alternative initial business combination). Therefore, the Board has determined that it is in the best interests of our stockholders to extend the date that Bite has to consummate a business combination to the Extended Date in order that our stockholders have the opportunity to participate in this investment.

On August 16, 2022, the Inflation Reduction Act of 2022 (the “IR Act”) was signed into federal law. The IR Act provides for, among other things, a new U.S. federal 1% excise tax (the “Excise Tax”) on certain repurchases of stock by publicly traded U.S. domestic corporations and certain U.S. domestic subsidiaries of publicly traded foreign corporations occurring on or after January 1, 2023. Any redemption of the shares of the common stock, par value $0.0001 per share, of Bite on or after January 1, 2023 may be subject to the Excise Tax. The proceeds placed in the trust account and the interest earned thereon shall not be used to pay for the Excise Tax that may be levied on Bite in connection with such redemptions. Bite further confirms that it will not utilize any funds from the trust account to pay any such Excise Tax.

Bite plans to continue to maintain the remaining amount in the trust account in an interest bearing demand deposit account at a bank. If the Extension is implemented, the sponsor has agreed that it or its affiliates or designees will deposit into the trust account $75,000 for each one-month extension until February 17, 2024, unless the closing of Bite’s initial business combination shall have occurred, in exchange for a non-interest bearing, unsecured promissory note payable upon consummation of a business combination.

Our Board may choose not to implement the Charter Amendment if, after the voluntary redemption of public shares in connection with the special meeting, the Board deems the amount then on deposit in the trust account is insufficient for the Company to continue pursuing and/or closing an initial business combination.

Holders (“public stockholders”) of shares of Bite’s common stock sold in the IPO (“public shares”) may elect to redeem their shares for their pro rata portion of the funds available in the trust account in connection with the Charter Amendment (the “Election”) regardless of whether such public stockholders vote “FOR” or “AGAINST” the Charter Amendment Proposal, and an Election can also be made by public stockholders who do not vote, or do not instruct their broker or bank how to vote, at the special meeting. Public stockholders may make an Election regardless of whether such public stockholders were holders as of the record date. Bite believes that such redemption right protects Bite’s public stockholders from having to sustain their investments for an unreasonably long period if Bite fails to find a suitable acquisition in the timeframe initially contemplated by its charter. In addition, regardless of whether public stockholders vote “FOR” or “AGAINST” the Charter Amendment Proposal, or do not vote, or do not instruct their broker or bank how to vote, at the special meeting, if the Charter Amendment Proposal is approved by the requisite vote of stockholders and is implemented, the remaining holders of public shares will retain their right to redeem their public shares for their pro rata portion of the funds available in the trust account upon consummation of a business combination.

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To exercise your redemption rights, you must tender your shares to the Company’s transfer agent at least two business days prior to the special meeting. You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

Bite estimates that the per-share pro rata portion of the trust account will be approximately $10.35 at the time of the special meeting. The closing price of Bite’s common stock on July 5, 2023 was $10.37. Accordingly, if the market price were to remain the same until the date of the special meeting, exercising redemption rights would result in a public stockholder receiving $0.02 less for each share than if such stockholder sold the shares in the open market. Bite cannot assure stockholders that they will be able to sell their shares of Bite common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

If (i) the Charter Amendment Proposal is not approved and we do not consummate a business combination by August 17, 2023 in accordance with our charter, or (ii) the Charter Amendment Proposal is approved and we do not file such amendment to our charter, we will cease all operations except for the purpose of winding up and as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the public shares with the aggregate amount then on deposit in the trust account.

The affirmative vote of at least a majority of the outstanding shares of our common stock is required to approve the Charter Amendment Proposal, a plurality of the shares of common stock voted at the meeting is required for the re-election of the directors in the Director Proposal and the affirmative vote of at least a majority of the shares of common stock voted at the meeting is required to approve the Auditor Proposal and the Adjournment Proposal.

Notwithstanding stockholder approval of the Charter Amendment Proposal, our Board will retain the right to abandon and not implement the Charter Amendment at any time without any further action by our stockholders. We reserve the right at any time to cancel the special meeting and not to submit to our stockholders the Charter Amendment Proposal and implement the Charter Amendment. In the event the special meeting is cancelled, we will dissolve and liquidate in accordance with our charter.

The Board has fixed the close of business on June 26, 2023 as the date for determining Bite stockholders entitled to receive notice of and vote at the special meeting and any adjournment thereof. Only holders of record of Bite common stock on that date are entitled to have their votes counted at the special meeting or any adjournment thereof.

After careful consideration of all relevant factors, the Board has determined that the Charter Amendment Proposal, Director Proposal, Auditor Proposal and the Adjournment Proposal are fair to and in the best interests of Bite and its stockholders, has declared them advisable and recommends that you vote or give instruction to vote “FOR” them.

Under Delaware law and Bite’s bylaws, no other business may be transacted at the special meeting.

Enclosed is the proxy statement containing detailed information concerning the Charter Amendment Proposal, Director Proposal, Auditor Proposal, Adjournment Proposal and the special meeting. Whether or not you plan to attend the special meeting, we urge you to read this material carefully and vote your shares.

We look forward to seeing you at the meeting.

Dated: July 7, 2023

By Order of the Board of Directors,

/s/ Alberto Ardura González
Alberto Ardura González Chairman of the Board of Directors

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Your vote is important. Please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the special meeting. If you are a stockholder of record, you may also cast your vote in person at the special meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote in person at the special meeting by obtaining a proxy from your brokerage firm or bank. Your failure to vote or instruct your broker or bank how to vote will have the same effect as voting against each of the proposals.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on August 10, 2023: This notice of meeting and the accompany proxy statement are available at https://www.cstproxy.com/biteacquisitioncorp/2023.

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Bite Acquisition Corp.
720 N. State Street

Chicago, IL 60654

SPECIAL MEETING IN LIEU OF

2023 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD AUGUST 10, 2023

PROXY STATEMENT

The special meeting in lieu of the 2023 annual meeting (the “special meeting”) of stockholders of Bite Acquisition Corp. (“Bite,” “Company,” “we,” “us” or “our”), a Delaware corporation, will be held on August 10, 2023 at 11:00 a.m., local time, at the offices of Greenberg Traurig, LLP, located at 1750 Tysons Boulevard, Suite 1000, McLean, VA 22102, to consider and vote upon the following proposals:

●	a proposal to amend the Company’s amended and restated certificate of incorporation (as amended, the “charter”) in the form set forth in Annex A to the accompanying proxy statement, which we refer to as the “Charter Amendment” and such proposal the “Charter Amendment Proposal,” to (i) extend the date by which the Company has to consummate an initial business combination (the “Business Combination”) from August 17, 2023 to February 17, 2024, by electing to extend the date to consummate an initial business combination on a monthly basis for up to six times by an additional one month each time after August 17, 2023, until February 17, 2024, or a total of up to six months after August 17, 2023, or such earlier date as determined by our board of directors (the “Board”), unless the closing of the Company’s initial business combination shall have occurred, which we refer to as the “Extension,” and such later date, the “Extended Date,” provided that Smart Dine, LLC (the “sponsor”) (or its affiliates or designees) will deposit into a trust account established for the benefit of the Company’s public stockholders (the “trust account”) $75,000 for each such one-month extension unless the closing of the Company’s initial business combination shall have occurred (the “Extension Payment”) in exchange for a non-interest bearing, unsecured promissory note payable upon consummation of a business combination, (ii) remove the Conversion Limitation (as defined in the charter) to allow us to redeem public shares notwithstanding the fact that such redemption would result in the Company having net tangible assets of less than $5,000,001, and (iii) allow us to remove up to $100,000 of interest earned on the amount on deposit in the trust account prior to redeeming the public shares in connection with the liquidation and dissolution of the Company in order to pay dissolution expenses;

●	a proposal to re-elect (the “Director Proposal”) two directors to the Board, with such directors to serve until the third annual meeting of stockholders following this special meeting or until their successors are elected and qualified;

●	a proposal to ratify the selection by our Audit Committee of Marcum LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023 (the “Auditor Proposal”); and

●	a proposal to direct (the “Adjournment Proposal”) the chairman of the special meeting to adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the special meeting, there are not sufficient votes to approve the foregoing proposals.

On April 29, 2023, Bite, Above Food Corp., a corporation organized under the laws of Saskatchewan, Canada (“Above Food”), Above Food Ingredients Inc. (formerly known as 2510169 Alberta Inc.), an Alberta corporation and a direct, wholly owned subsidiary of Above Food (“TopCo”), and Above Merger Sub, Inc., a Delaware corporation and a direct, wholly owned subsidiary of TopCo (“Merger Sub” and, together with TopCo, the “Merger Subsidiaries”), entered into a business combination agreement (the “Business Combination Agreement”), pursuant to which Bite and Above Food agreed to combine in a business combination that will result in each of Bite and Above Food becoming a wholly owned subsidiary of TopCo. Upon the closing (the “Closing”) of the transactions contemplated by the Business Combination Agreement (collectively, the “Proposed Transaction”), TopCo’s common shares (the “TopCo Common Shares”) and warrants are expected to be listed on the New York Stock Exchange (the “NYSE”). The Charter Amendment is essential to the overall implementation of the Board’s plan to extend the date that Bite has to complete the Proposed Transaction, or an alternative initial business combination. The purpose of the Charter Amendment is to allow Bite more time to complete an initial business combination.

On August 16, 2022, the Inflation Reduction Act of 2022 (the “IR Act”) was signed into federal law. The IR Act provides for, among other things, a new U.S. federal 1% excise tax (the “Excise Tax”) on certain repurchases of stock by publicly traded U.S. domestic corporations and certain U.S. domestic subsidiaries of publicly traded foreign corporations occurring on or after January 1, 2023. Any redemption of the shares of the common stock, par value $0.0001 per share, of Bite on or after January 1, 2023 may be subject to the Excise Tax. The proceeds placed in the trust account and the interest earned thereon shall not be used to pay for the Excise Tax that may be levied on Bite in connection with such redemptions. Bite further confirms that it will not utilize any funds from the trust account to pay any such Excise Tax.

Bite plans to continue to maintain the remaining amount in the trust account in an interest bearing demand deposit account at a bank. If the Extension is implemented, the sponsor has agreed that it or its affiliates or designees will deposit into the trust account $75,000 for each one-month extension until February 17, 2024, unless the closing of Bite’s initial business combination shall have occurred, in exchange for a non-interest bearing, unsecured promissory note payable upon consummation of a business combination.

Our Board may choose not to implement the Charter Amendment if, after the voluntary redemption of public shares in connection with the special meeting, the Board deems the amount then on deposit in the trust account is insufficient for the Company to continue pursuing and/or closing an initial business combination.

The affirmative vote of at least a majority of the outstanding shares of our common stock is required to approve the Charter Amendment Proposal, a plurality of the shares of common stock voted at the meeting is required for the re-election of the directors in the Director Proposal and the affirmative vote of at least a majority of the shares of common stock voted at the meeting is required to approve the Auditor Proposal and the Adjournment Proposal.

Holders (“public stockholders”) of shares of Bite’s common stock (“public shares”) sold in Bite’s initial public offering (“IPO”) may elect to redeem their shares for their pro rata portion of the funds available in the trust account in connection with the Charter Amendment (the “Election”) regardless of whether such public stockholders vote “FOR” or “AGAINST” the Charter Amendment Proposal and an Election can also be made by public stockholders who do not vote, or do not instruct their broker or bank how to vote, at the special meeting. Public stockholders may make an Election regardless of whether such public stockholders were holders as of the record date. In addition, regardless of whether public stockholders vote “FOR” or “AGAINST” the Charter Amendment Proposal, or do not vote, or do not instruct their broker or bank how to vote, at the special meeting, if the Charter Amendment Proposal is approved by the requisite vote of stockholders and is implemented, the remaining public stockholders will retain their right to redeem their public shares for their pro rata portion of the funds available in the trust account upon consummation of the business combination when it is submitted to the stockholders.

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The withdrawal of funds from the trust account in connection with the Election will reduce the amount held in the trust account following the redemption, and the amount remaining in the trust account may be significantly reduced from the approximately $30.6 million that was in the trust account as of March 31, 2023. In such event, Bite may need to obtain additional funds to complete a business combination and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

If (1) the Charter Amendment Proposal is not approved and we do not consummate a business combination by August 17, 2023 in accordance with our charter, or (2) the Charter Amendment Proposal is approved and we do not file such amendment to our charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Offering Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to the Company but net of taxes payable, by (B) the total number of then outstanding Offering Shares, which redemption will completely extinguish rights of the Public Stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in the case of clauses (ii) and (iii) to the Company’s obligations under the Delaware General Corporation Law (the “DGCL”)to provide for claims of creditors and other requirements of applicable law.

Prior to the IPO, Bite’s initial stockholders waived their rights to participate in any liquidation distribution with respect to their shares of common stock, par value $0.0001 per share, which were acquired by them prior to the IPO (the “founder shares”). As a consequence of such waivers, a liquidating distribution will be made only with respect to the public shares. There will be no distribution from the trust account with respect to Bite’s warrants, which will expire worthless in the event we wind up.

To protect amounts held in the trust account, our sponsor has agreed that it will be liable to ensure that the proceeds in the trust account are not reduced below $10.00 per share by the claims of target businesses or claims of vendors or other entities that are owed money by us for services rendered or contracted for or products sold to us, but we cannot assure you that it will be able to satisfy its indemnification obligations if it is required to do so. Additionally, the agreement entered into by our sponsor specifically provides for two exceptions to the indemnity it has given: it will have no liability (1) as to any claimed amounts owed to a target business or vendor or other entity who has executed an agreement with us waiving any right, title, interest or claim of any kind they may have in or to any monies held in the trust account, or (2) as to any claims for indemnification by the underwriters of this offering against certain liabilities, including liabilities under the Securities Act. We have not independently verified whether our sponsor has sufficient funds to satisfy its indemnity obligations and believe that our sponsor’s only assets are securities of our company. We have not asked our sponsor to reserve for such indemnification obligations. As a result, if we liquidate, the per-share distribution from the trust account could be less than $10.00 due to claims or potential claims of creditors. We will distribute to all of our public stockholders, in proportion to their respective equity interests, an aggregate amount then on deposit in the trust account, including any interest earned on the funds held in the trust account net of interest that may be used by us to pay our franchise and income taxes payable.

Under the DGCL, stockholders may be held liable for claims by third parties against a corporation to the extent of distributions received by them in a dissolution. The pro rata portion of our trust account distributed to our public stockholders upon the redemption of 100% of our outstanding public shares in the event we do not complete our initial business combination within the required time period may be considered a liquidation distribution under Delaware law. If the corporation complies with certain procedures set forth in Section 280 of the DGCL intended to ensure that it makes reasonable provision for all claims against it, including a 60-day notice period during which any third-party claims can be brought against the corporation, a 90-day period during which the corporation may reject any claims brought, and an additional 150-day waiting period before any liquidating distributions are made to stockholders, any liability of stockholders with respect to a liquidating distribution is limited to the lesser of such stockholder’s pro rata share of the claim or the amount distributed to the stockholder, and any liability of the stockholder would be barred after the third anniversary of the dissolution.

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However, because we will not be complying with Section 280 of the DGCL, Section 281(b) of the DGCL requires us to adopt a plan, based on facts known to us at such time that will provide for our payment of all existing and pending claims or claims that may be potentially brought against us within the subsequent ten years. However, because we are a blank check company, rather than an operating company, and our operations will be limited to searching for prospective target businesses to acquire, the only likely claims to arise would be from our vendors (such as lawyers, investment bankers, etc.) or prospective target businesses.

Approval of the Charter Amendment Proposal will constitute consent for Bite to instruct the trustee to (i) remove from the trust account an amount (the “Withdrawal Amount”) equal to the pro rata portion of funds available in the trust account relating to the redeemed public shares and (ii) deliver to the holders of such redeemed public shares their pro rata portion of the Withdrawal Amount. The remainder of such funds shall remain in the trust account and be available for use by Bite to complete a business combination on or before the Extended Date, if the Charter Amendment Proposal is approved and implemented. Holders of public shares who do not redeem their public shares now, will retain their redemption rights and their ability to vote on a business combination through the Extended Date if the Charter Amendment Proposal is approved and implemented.

If the Charter Amendment Proposal is approved and implemented, our sponsor or its affiliates or designees has agreed to loan to us  $75,000 for each such one-month extension up to a maximum of $450,000 for a total of six one month extensions until February 17, 2024, unless the Closing of the Company’s initial business combination shall have occurred, which amount will be deposited into the trust account. Each such Extension Payment is conditioned upon the implementation of the Charter Amendment Proposal. The Extension Payments will not occur if the Charter Amendment Proposal is not approved, or the Extension is not completed. The Extension Payments will not bear interest and will be repayable upon consummation of a Business Combination. If the sponsor or its affiliates or designees advises us that it does not intend to make an Extension Payment, then the Charter Amendment Proposal will not be put before the stockholders at the special meeting and we will dissolve and liquidate in accordance with our charter.

Notwithstanding stockholder approval of the Charter Amendment Proposal, our Board will retain the right to abandon and not implement the Charter Amendment at any time without any further action by our stockholders. We reserve the right at any time to cancel the special meeting and not to submit to our stockholders the Charter Amendment Proposal and implement the Charter Amendment. In the event the special meeting is cancelled, we will dissolve and liquidate in accordance with our charter.

The record date for the special meeting is June 26, 2023. Record holders of Bite common stock at the close of business on the record date are entitled to vote or have their votes cast at the special meeting. On the record date, there were 8,638,815 outstanding shares of Bite common stock. Bite’s warrants do not have voting rights.

This proxy statement contains important information about the special meeting and the proposals. Please read it carefully and vote your shares.

This proxy statement is dated July 7, 2023 and is first being mailed to stockholders on or about that date.

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QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including the annexes to this proxy statement.

Q. Why am I receiving this proxy statement?

A.           This proxy statement and the accompanying materials are being sent to you in connection with the solicitation of proxies by the Board, for use at the special meeting in lieu of the 2023 annual meeting of stockholders to be held on Thursday, August 10, 2023 at 11:00 a.m., local time, at the offices of Greenberg Traurig, LLP, located at 1750 Tysons Boulevard, Suite 1000, McLean, VA 22102, or at any adjournments or postponements thereof. This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the special meeting.

Bite is a blank check company formed for the purpose of entering into a merger, stock exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business combination with one or more businesses or entities. In February 2021, Bite consummated its IPO from which it derived gross proceeds of approximately $200 million, including proceeds from the partial exercise of the underwriters’ over-allotment option. Like most blank check companies, our charter provides for the return of the IPO proceeds held in trust to the holders of shares of common stock sold in the IPO if no qualifying business combinations are consummated on or before a certain date (in our case, August 17, 2023). The Board believes that it is in the best interests of the stockholders to continue Bite’s existence until the Extended Date in order to allow Bite more time to complete the Proposed Transaction (or an alternative initial business combination), and is submitting these proposals to the stockholders to vote upon. In addition, we are proposing the re-election of two directors to the Board and the ratification of the selection by our Audit Committee of Marcum LLP (‘‘Marcum”) to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.

Q. What is included in these materials?

These materials include:

●     This proxy statement for the special meeting;

●     The Company’s Annual Report on Form 10-K for the year ended December 31, 2022, as filed with the Securities and Exchange Commission (the “SEC”) on March 31, 2023.

Q. What is being voted on?

A.           You are being asked to vote on:

●     a proposal to amend Bite’s charter to (i) extend the date by which Bite has to consummate a business combination to the Extended Date, provided that the sponsor (or its affiliates or designees) will deposit into the trust account $75,000 for each such one-month extension until the Extended Date, unless the closing of the Company’s initial business combination shall have occurred, and permit holders of public shares to redeem their shares for their pro rata portion of the trust account, (ii) remove the Conversion Limitation (as defined in the charter) to allow us to redeem public shares notwithstanding the fact that such redemption would result in the Company having net tangible assets of less than $5,000,001, and (iii) allow us to remove up to $100,000 of interest earned on the amount on deposit in the trust account prior to redeeming the public shares in connection with the liquidation and dissolution of the Company in order to pay dissolution expenses;

●     a proposal to re-elect two directors to the Board, with such directors to serve until the third annual meeting of stockholders following this special meeting or until their successors are elected and qualified;

●     a proposal to ratify the selection by our Audit Committee of Marcum LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023; and

●     a proposal to direct the chairman of the special meeting to adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the special meeting, there are not sufficient votes to approve the foregoing proposals.

The Charter Amendment is essential to the overall implementation of the Board’s plan to extend the date that Bite has to complete the Proposed Transaction (or an alternative initial business combination). Approval of the Charter Amendment Proposal is a condition to the implementation of the Extension.

Notwithstanding stockholder approval of the Charter Amendment Proposal, our Board will retain the right to abandon and not implement the Charter Amendment at any time without any further action by our stockholders. We reserve the right at any time to cancel the special meeting and not to submit to our stockholders the Charter Amendment Proposal and implement the Charter Amendment. In the event the special meeting is cancelled, we will dissolve and liquidate in accordance with the charter.

If the Charter Amendment is implemented, the stockholders’ approval of the Charter Amendment Proposal will constitute consent for Bite to remove the Withdrawal Amount from the trust account, deliver to the holders of such redeemed public shares their pro rata portion of the Withdrawal Amount and retain the remainder of the funds in the trust account for Bite’s use in connection with consummating a business combination on or before the Extended Date.

If the Charter Amendment Proposal is approved and implemented, the removal of the Withdrawal Amount from the trust account in connection with the Election will reduce the amount held in the trust account following the Election. Bite cannot predict the amount that will remain in the trust account if the Charter Amendment Proposal is approved and implemented; and the amount remaining in the trust account may be significantly reduced from the approximately $30.6 million that was in the trust account as of March 31, 2023. In such event, Bite may need to obtain additional funds to complete a business combination and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

If (1) the Charter Amendment Proposal is not approved and we do not consummate a business combination by August 17, 2023, in accordance with our charter, or (2) the Charter Amendment Proposal is approved and we do not file such amendment to our charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Offering Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to the Company but net of taxes payable, by (B) the total number of then outstanding Offering Shares, which redemption will completely extinguish rights of the Public Stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in the case of clauses (ii) and (iii) to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

Bite’s initial stockholders have waived their rights to participate in any liquidation distribution with respect to their founder shares. There will be no distribution from the trust account with respect to our warrants, which will expire worthless in the event we wind up. Bite will pay the costs of liquidation from its remaining assets held outside of the trust account.

Q. Why is the Company proposing the Charter Amendment Proposal?

A.           Bite’s charter provides for the return of the IPO proceeds held in trust to the holders of shares of common stock sold in the IPO if no qualifying business combinations are consummated on or before August 17, 2023. Accordingly, the trust agreement provides for the trustee to liquidate the trust account and distribute to each public stockholder its pro rata share of such funds if a qualifying business combination is not consummated on or before such date provided in Bite’s charter. As we explain below, Bite may not be able to complete a business combination by that date.

On April 29, 2023, Bite, Above Food, TopCo and Merger Sub, entered into the Business Combination Agreement, pursuant to which Bite and Above Food agreed to combine in a business combination that will result in each of Bite and Above Food becoming a wholly owned subsidiary of TopCo.

Because Bite expects that it will not be able to conclude the Proposed Transaction or an alternative initial business combination within the permitted time period, Bite has determined to seek stockholder approval to extend the date by which Bite has to complete a business combination.

Bite believes that given Bite’s expenditure of time, effort and money on finding a business combination (including the Proposed Transaction), circumstances warrant providing public stockholders an opportunity to consider the Proposed Transaction or an alternative business combination. Accordingly, the Board is proposing the Charter Amendment Proposal to extend Bite’s corporate existence.

You are not being asked to vote on a business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, you will retain the right to vote on any proposed business combination when it is submitted to stockholders and the right to redeem your public shares for a pro rata portion of the trust account in the event such business combination is approved and completed or the Company has not consummated a business combination by the Extended Date.

Q. Why should I vote for the Charter Amendment Proposal?

A.           The Board believes stockholders should have an opportunity to evaluate an initial business combination, including the Proposed Transaction. Accordingly, the Board is proposing the Charter Amendment Proposal to extend the date by which Bite has to complete a business combination until the Extended Date and to allow for the Election.

The affirmative vote of the holders of at least a majority of all then outstanding shares of common stock is required to effect an amendment to Bite’s charter, including any amendment that would extend its corporate existence beyond August 17, 2023. Additionally, Bite’s charter requires that all public stockholders have an opportunity to redeem their public shares in the case Bite’s corporate existence is extended. We believe that this charter provision was included to protect Bite stockholders from having to sustain their investments for an unreasonably long period if Bite failed to find a suitable business combination in the timeframe contemplated by the charter. We also believe, however, that given Bite’s expenditure of time, effort and money on the potential business combinations with the targets it has identified, circumstances warrant providing those who would like to consider whether a potential business combination with one or more of such targets is an attractive investment with an opportunity to consider such transaction, inasmuch as Bite is also affording stockholders who wish to redeem their public shares the opportunity to do so, as required under its charter. Accordingly, we believe the Extension is consistent with Bite’s charter and IPO prospectus.

Q. How does the Board recommend that I vote on the Director Proposal and the Auditor Proposal?	A. The Board recommends that you vote in favor of the Director Proposal, to re-elect Joseph C. Essa and Julia A. Stewart to the Board and in favor of the Auditor Proposal, to ratify the selection by our Audit Committee of Marcum LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.

Q. How do the Bite insiders intend to vote their shares?

A.           All of Bite’s directors, executive officers and their respective affiliates are expected to vote any common stock over which they have voting control (including any public shares owned by them) in favor of the Charter Amendment Proposal, Director Proposal, Auditor Proposal and Adjournment Proposal.

Bite’s directors, executive officers and their respective affiliates are not entitled to redeem their founder shares or founder shares underlying the Private Placement Units they purchased in connection with our IPO (the “private shares”). With respect to shares purchased on the open market by Bite’s directors, executive officers and their respective affiliates, such public shares may be redeemed. On the record date, Bite’s directors, executive officers and their affiliates beneficially owned and were entitled to vote 5,496,667 shares of common stock, representing approximately 63.6% of Bite’s issued and outstanding common stock. Bite’s directors, executive officers and their affiliates did not beneficially own any public shares as of such date.

Bite’s directors, executive officers and their affiliates may choose to buy public shares in the open market and/or through negotiated private purchases. In the event that purchases do occur, the purchasers may seek to purchase shares from stockholders who would otherwise have voted against the Charter Amendment Proposal. Any public shares held by affiliates of Bite may be voted in favor of the Charter Amendment Proposal.

Q. What vote is required to adopt the Charter Amendment Proposal?	A. Approval of the Charter Amendment Proposal will require the affirmative vote of holders of at least a majority of Bite’s outstanding common stock on the record date.

Q. What vote is required to approve the Director Proposal, the Auditor Proposal and the Adjournment Proposal?	A. A plurality of the shares of common stock present (in person or by proxy) at the special meeting and voting is required for the re-election of each of the directors in the Director Proposal. The affirmative vote of at least a majority of the shares of common stock present (in person or by proxy) at the special meeting and voting on the Auditor Proposal and the Adjournment Proposal is required to approve such proposals.

Q. What if I don’t want to vote for the Charter Amendment Proposal?	A. If you do not want the Charter Amendment Proposal to be approved, you must abstain, not vote, or vote against the proposal. If the Charter Amendment Proposal is approved and implemented, the Withdrawal Amount will be withdrawn from the trust account and paid to the redeeming public stockholders.

Q. Will you seek any further extensions to liquidate the trust account?	A. Other than the extension until the Extended Date as described in this proxy statement, Bite does not currently anticipate seeking any further extension to consummate a business combination. Bite has provided that all holders of public shares, including those who vote for the Charter Amendment Proposal, may elect to redeem their public shares into their pro rata portion of the trust account and should receive the funds shortly after the stockholder meeting which is scheduled for August 10, 2023. Those holders of public shares who elect not to redeem their shares now shall retain redemption rights with respect to the Proposed Transaction or any alternative initial business combination, or, if Bite does not consummate a business combination by the Extended Date, such holders shall be entitled to their pro rata portion of the trust account on such date.

Q. What happens if the Charter Amendment Proposal is not approved?

A.           If (1) the Charter Amendment Proposal is not approved and we do not consummate a business combination by August 17, 2023, as contemplated by our IPO prospectus and in accordance with our charter, or (2) the Charter Amendment Proposal is approved and we do not file such amendment to our charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Offering Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to the Company but net of taxes payable, by (B) the total number of then outstanding Offering Shares, which redemption will completely extinguish rights of the Public Stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in the case of clauses (ii) and (iii) to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

Bite’s initial stockholders waived their rights to participate in any liquidation distribution with respect to their founder shares. There will be no distribution from the trust account with respect to our warrants which will expire worthless in the event we wind up. Bite will pay the costs of liquidation from its remaining assets held outside of the trust account, which it believes are sufficient for such purposes.

Q. If the Charter Amendment Proposal is approved, what happens next?

A.           If the Charter Amendment is approved and implemented, we will seek to complete the Proposed Transaction or an alternative initial business combination, which will involve:

●     completing proxy materials;

●     establishing a meeting date and record date for considering a proposed business combination and distributing proxy materials to stockholders; and

●     holding a special meeting to consider such proposed business combination.

Bite is seeking approval of the Charter Amendment Proposal because Bite expects that it will not be able to complete all of the above listed steps prior to August 17, 2023.

If the Charter Amendment Proposal is approved and the Board decides to implement the Charter Amendment Proposal, Bite will file an amendment to the charter with the Secretary of State of the State of Delaware in the form of Annex A hereto. Bite will remain a reporting company under the Securities Exchange Act of 1934 and its units, common stock, warrants will remain publicly traded.

If the Charter Amendment Proposal is approved and the Board decides to implement the Charter Amendment Proposal, the sponsor or its affiliates or designees have agreed to contribute to the Company a loan referred to herein as the Extension Payment in the amount of $75,000 for each such one-month extension, to be deposited into the trust account promptly after the special meeting.

The Charter Amendment Proposal is conditioned upon the implementation of the Extension Payment. No Extension Payment will occur if the Charter Amendment Proposal is not approved. The Extension Payment will not bear interest and will be repayable by the Company to the sponsor or its affiliates or designees upon consummation of the business combination. If the Company opts not to utilize the Extension Amendment, then the Company will liquidate and dissolve promptly in accordance with the Company’s charter, and the sponsor’s obligation to make additional contributions will terminate.

If the Charter Amendment Proposal is approved and implemented, the removal of the Withdrawal Amount from the trust account will reduce the amount remaining in the trust account and increase the percentage interest of Bite’s common stock held by Bite’s directors and officers through the founder shares.

If the Charter Amendment Proposal is approved and implemented, but Bite does not consummate a business combination by the Extended Date, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Offering Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to the Company but net of taxes payable and less up to $100,000 of interest to pay dissolution expenses, by (B) the total number of then outstanding Offering Shares, which redemption will completely extinguish rights of the Public Stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in the case of clauses (ii) and (iii) to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

Bite’s initial stockholders waived their rights to participate in any liquidation distribution with respect to their founder shares. There will be no distribution from the trust account with respect to our warrants, which will expire worthless in the event we wind up. Bite will pay the costs of liquidation from its remaining assets held outside of the trust account, which it believes are sufficient for such purposes.

Q. Would I still be able to exercise my redemption rights if I vote against the proposed business combination?	A. Unless you elect to redeem all of your shares, you will be able to vote on the Proposed Transaction or any alternative initial business combination when it is submitted to stockholders. If you disagree with the business combination, you will retain your right to redeem your public shares upon consummation of a business combination in connection with the stockholder vote to approve the business combination, subject to any limitations set forth in Bite’s charter.

Q. How do I change my vote?	A. If you have submitted a proxy to vote your shares and wish to change your vote, you may do so by delivering a later-dated, signed proxy card to Morrow Sodali LLC, Bite’s proxy solicitor, prior to the date of the special meeting or by voting in person at the special meeting. Attendance at the special meeting alone will not change your vote. You also may revoke your proxy by sending a notice of revocation to: Morrow Sodali LLC, 333 Ludlow Street, 5th Floor, South Tower, Stamford, CT 06902.

Q. How are votes counted?

A.           Votes will be counted by the inspector of election appointed for the meeting, who will separately count “FOR” and “AGAINST” votes, abstentions and broker non-votes. The Charter Amendment Proposal must be approved by the affirmative vote of at least a majority of the outstanding shares as of the record date of Bite’s common stock. The nominees named in the Director Proposal must receive a plurality of the shares present (in person or by proxy) at the special meeting and voting for each nominee. The Auditor Proposal and the Adjournment Proposal must be approved by the affirmative vote of at least a majority of the shares of common stock present (in person or by proxy) at the special meeting and voting on such proposal.

With respect to the Charter Amendment Proposal, abstentions and broker non-votes will have the same effect as “AGAINST” votes. If your shares are held by your broker as your nominee (that is, in “street name”), you may need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares. If you do not give instructions to your broker, your broker can vote your shares with respect to “discretionary” items, but not with respect to “non-discretionary” items. Discretionary items are proposals considered routine under the rules of the NYSE applicable to member brokerage firms. These rules provide that for routine matters your broker has the discretion to vote shares held in street name in the absence of your voting instructions. On non-discretionary items for which you do not give your broker instructions, the shares will be treated as broker non-votes.

Q. If my shares are held in “street name,” will my broker automatically vote them for me?	A. With respect to the Charter Amendment Proposal and the Director Proposal, your broker can vote your shares only if you provide them with instructions on how to vote. You should instruct your broker to vote your shares. Your broker can tell you how to provide these instructions. Your broker may automatically vote your shares with respect to the Auditor Proposal.

Q. What is a quorum requirement?

A.           A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present with regard to each of the Charter Amendment Proposal, Director Proposal and Auditor Proposal if at least a majority of the outstanding shares of common stock on the record date are represented by stockholders present at the meeting or by proxy.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the special meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the chairman of the special meeting may adjourn the special meeting to another date.

Q. Who can vote at the special meeting?

A.           Only holders of record of Bite’s common stock at the close of business on June 26, 2023, the record date, are entitled to have their vote counted at the special meeting and any adjournments or postponements thereof. On the record date, 8,638,815 shares of common stock were outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name. If on the record date your shares were registered directly in your name with Bite’s transfer agent, Continental Stock Transfer & Trust Company, then you are a stockholder of record. As a stockholder of record, you may vote in person at the special meeting or vote by proxy. Whether or not you plan to attend the special meeting in person, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank. If on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the special meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the special meeting unless you request and obtain a valid proxy from your broker or other agent.

Q. How does the Board recommend I vote?	A. After careful consideration of the terms and conditions of these proposals, the Board has determined that the Charter Amendment Proposal is fair to and in the best interests of Bite and its stockholders. The Board recommends that Bite’s stockholders vote “FOR” the Charter Amendment Proposal. In addition, the Board recommends that you vote “FOR” the Director Proposal, Auditor Proposal and the Adjournment Proposal.

Q. What interests do the Company’s directors and officers have in the approval of the proposals?	A. Bite’s directors and officers have interests in the proposals that may be different from, or in addition to, your interests as a stockholder. These interests include ownership of founder shares and warrants that may become exercisable in the future, committed loans by them, that if drawn upon, will not be repaid in the event of our winding up and the possibility of future compensatory arrangements. See the sections entitled “The Charter Amendment Proposal—Interests of Bite’s Directors and Officers.”

Q. What if I object to the Charter Amendment Proposal? Do I have appraisal rights?	A. If you do not want the Charter Amendment Proposal to be approved, you must vote against the proposals, abstain from voting or refrain from voting. If holders of public shares do not elect to redeem their public shares, such holders shall retain redemption rights in connection with any future business combination Bite proposes. You will still be entitled to make the Election if you vote against, abstain or do not vote on the Charter Amendment Proposal. In addition, public stockholders who do not make the Election would be entitled to redemption if the Company has not completed a business combination by the Extended Date. Bite stockholders do not have appraisal rights in connection with the Charter Amendment Proposal under the DGCL.

Q. What happens to the Bite warrants if the Charter Amendment Proposal are not approved?	A. If (1) the Charter Amendment Proposal is not approved and we do not consummate a business combination by August 17, 2023, as contemplated in accordance with our charter, or (2) the Charter Amendment Proposal is approved and we do not file such amendment to our charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Offering Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to the Company but net of taxes payable, by (B) the total number of then outstanding Offering Shares, which redemption will completely extinguish rights of the Public Stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in the case of clauses (ii) and (iii) to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law. There will be no distribution from the trust account with respect to our warrants which will expire worthless in the event we wind up.

Q. What happens to the Bite warrants if the Charter Amendment Proposal is approved?	A. If the Charter Amendment Proposal is approved and implemented, Bite will attempt to complete the Proposed Transaction or an alternative initial business combination by the Extended Date, and will retain the blank check company restrictions previously applicable to it. The warrants will remain outstanding in accordance with their terms and will become exercisable 30 days after the completion of a business combination. The warrants will expire at 5:00 p.m., New York City time, five years after the completion of the initial business combination or earlier upon redemption or liquidation.

Q. What do I need to do now?	A. Bite urges you to read carefully and consider the information contained in this proxy statement, including the annex, and to consider how the proposals will affect you as a Bite stockholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card.

Q. How do I vote?

A.           If you are a holder of record of Bite common stock, you may vote in person at the special meeting or by submitting a proxy for the special meeting. Whether or not you plan to attend the special meeting in person, we urge you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the special meeting and vote in person if you have already voted by proxy.

If your shares of Bite common stock are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the special meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the special meeting unless you request and obtain a valid proxy from your broker or other agent.

Q. How do I redeem my shares of Bite common stock?

A.           If the Charter Amendment is implemented, each public stockholder may seek to redeem such stockholder’s public shares for its pro rata portion of the funds available in the trust account, less any income taxes owed on such funds but not yet paid. You will also be able to redeem your public shares in connection with any stockholder vote to approve a proposed business combination, or if the Company has not consummated a business combination by the Extended Date.

In connection with tendering your shares for redemption, you must elect either to physically tender your share certificates to Continental Stock Transfer & Trust Company, the Company’s transfer agent, at Continental Stock Transfer & Trust Company, One State Street, 30th Floor, New York, New York 10004-1561, Attn: Mark Zimkind, mzimkind@continentalstock.com, at least two business days prior to the special meeting or to deliver your shares to the transfer agent electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) System, which election would likely be determined based on the manner in which you hold your shares.

Certificates that have not been tendered in accordance with these procedures at least two business days prior to the special meeting will not be redeemed for cash. In the event that a public shareholder tenders its shares and decides prior to the special meeting that it does not want to redeem its shares, the shareholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the special meeting not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above.

Q. What should I do if I receive more than one set of voting materials?	A. You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your Bite shares.

Q. Who is paying for this proxy solicitation?	A. Bite will pay for the entire cost of soliciting proxies. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

Q. Who can help answer my questions?

A.           If you have questions, you may write or call Bite’s proxy solicitor:

Morrow Sodali LLC

333 Ludlow Street, 5th Floor, South Tower

Stamford, CT 06902

Telephone: (800) 662-5200

Banks and brokers: (203) 658-9400

Email: BITE.info@morrowsodali.com

You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information .”

FORWARD-LOOKING STATEMENTS

This proxy statement and the documents to which we refer you in this proxy statement contain “forward-looking statements” as that term is defined by the Private Securities Litigation Reform Act of 1995, which we refer to as the Act, and the federal securities laws. Any statements that do not relate to historical or current facts or matters are forward-looking statements. You can identify some of the forward-looking statements by the use of forward-looking words such as “anticipate,” “believe,” “plan,” “estimate,” “expect,” “intend,” “should,” “may” and other similar expressions, although not all forward-looking statements contain these identifying words. There can be no assurance that actual results will not materially differ from expectations. Such statements include, but are not limited to, any statements relating to our ability to consummate a business combination, and any other statements that are not statements of current or historical facts. These forward-looking statements are based on information available to the Company as of the date of the proxy materials and current expectations, forecasts and assumptions and involve a number of risks and uncertainties. Accordingly, forward-looking statements should not be relied upon as representing the Company’s views as of any subsequent date and the Company undertakes no obligation to update forward-looking statements to reflect events or circumstances after the date they were made.

These forward-looking statements involve a number of known and unknown risks and uncertainties or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. Some factors that could cause actual results to differ include:

●	the ability of the Company to effect the Charter Amendment or consummate the Proposed Transaction (or an alternative initial business combination);

●	unanticipated delays in the distribution of the funds from the trust account;

●	claims by third parties against the trust account; or

●	the ability of the Company to finance and consummate a business combination.

You should carefully consider these risks, in addition to the risk factors set forth in our other filings with the SEC, including the final prospectus related to our IPO dated February 17, 2021 (Registration Nos. 333-252406 and 333-253017) and our Annual Report on Form 10-K for the fiscal year ended December 31, 2022. The documents we file with the SEC, including those referred to above, also discuss some of the risks that could cause actual results to differ from those contained or implied in the forward-looking statements. See “Where You Can Find More Information” for additional information about our filings.

RISK FACTORS

You should consider carefully all of the risks described in our Annual Report on Form 10-K filed with the SEC on March 31, 2023, our Quarterly Report on Form 10-Q filed with the SEC on May 4, 2023 and in the other reports we file with the SEC before making a decision to invest in our securities. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.

There are no assurances that the Extension will enable us to complete a business combination.

Approving the Extension involves a number of risks. Even if the Extension is approved, the Company can provide no assurances that the Proposed Transaction (or an alternative initial business combination) will be consummated prior to the Extended Date. Our ability to consummate any business combination is dependent on a variety of factors, many of which are beyond our control. If the Extension is approved, the Company expects to seek stockholder approval of the Proposed Transaction following the SEC declaring a registration statement on Form F-4 effective, which will include our preliminary proxy statement/prospectus for the Proposed Transaction (the “Form F-4”). The Form F-4 has not been filed with or declared effective by the SEC, and the Company cannot complete the Business Combination unless the Form F-4 is declared effective. As of the date of this Proxy Statement, the Company cannot estimate when, or if, the SEC will declare the Form F-4 effective.

We are required to offer stockholders the opportunity to redeem shares in connection with the Charter Amendment Proposal, and we will be required to offer stockholders redemption rights again in connection with any stockholder vote to approve the Proposed Transaction (or an alternative initial business combination). Even if the Extension or the Proposed Transaction (or an alternative initial business combination) are approved by our stockholders, it is possible that redemptions will leave us with insufficient cash to consummate the Proposed Transaction (or an alternative initial business combination) on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with the Extension and the Proposed Transaction (or an alternative initial business combination) vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our stockholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that stockholders will be able to dispose of our shares at favorable prices, or at all.

We may be deemed a “foreign person” under the regulations relating to CFIUS and our failure to obtain any required approvals within the requisite time period may require us to liquidate.

The Company’s sponsor is Smart Dine, LLC, a Delaware limited liability company. The sponsor currently owns 5,450,001 shares of our common stock. Alberto Ardura González is the manager of the sponsor. The sponsor is controlled by non-U.S. persons.

We do not believe that either we or our sponsor constitute a “foreign person” under CFIUS rules and regulations. However, if CFIUS considers us to be a “foreign person” that may affect national security, we could be subject to such foreign ownership restrictions and/or CFIUS review. If the Business Combination falls within the scope of applicable foreign ownership restrictions, we may be unable to consummate the Business Combination. In addition, if the Business Combination falls within CFIUS’ jurisdiction, we may be required to make a mandatory filing or determine to submit a voluntary notice to CFIUS, or to proceed with the Business Combination without notifying CFIUS and risk CFIUS intervention, before or after closing the Business Combination.

Although we do not believe we or our sponsor are a “foreign person,” CFIUS may take a different view and decide to block or delay the Business Combination, impose conditions to mitigate national security concerns with respect to the Business Combination, order us to divest all or a portion of a U.S. business of the combined company if we had proceeded without first obtaining CFIUS clearance, or impose penalties if CFIUS believes that the mandatory notification requirement applied. Additionally, the laws and regulations of other U.S. government entities may impose review or approval procedures on account of any foreign ownership by the sponsor. If we were to seek an initial business combination other than the Business Combination, the pool of potential targets with which we could complete an initial business combination may be limited as a result of any such regulatory restriction. Moreover, the process of any government review, whether by CFIUS or otherwise, could be lengthy. Because we have only a limited time to complete the Business Combination, our failure to obtain any required approvals within the requisite time period may require us to liquidate. If we liquidate, our public stockholders may only receive $10.00 per share, and our warrants will expire worthless. This will also cause you to lose any potential investment opportunity in the Proposed Transaction (or an alternative initial business combination) and the chance of realizing future gains on your investment through any price appreciation in the combined company post closing of the Proposed Transaction (or an alternative initial business combination).

If we are deemed to be an investment company for purposes of the Investment Company Act, we would be required to institute burdensome compliance requirements and our activities would be severely restricted. As a result, in such circumstances, unless we are able to modify our activities so that we would not be deemed an investment company, we would expect to abandon our efforts to complete an initial business combination and instead to liquidate the Company.

There is currently uncertainty concerning the applicability of the Investment Company Act to special purpose acquisition companies (“SPACs”), including a company like ours, that has not completeed its business combination within 24 months after the effective date of the registration statement relating to the company’s initial public offering. It is possible that a claim could be made that we have been operating as an unregistered investment company. This risk may be increased if we continue to hold the funds in the trust account in short-term U.S. government treasury obligations or in money market funds invested exclusively in such securities, rather than instructing the trustee to liquidate the securities in the trust account and hold the funds in the trust account in cash.

If we are deemed to be an investment company under the Investment Company Act, our activities would be severely restricted. In addition, we would be subject to burdensome compliance requirements. We do not believe that our principal activities will subject us to regulation as an investment company under the Investment Company Act. However, if we are deemed to be an investment company and subject to compliance with and regulation under the Investment Company Act, we would be subject to additional regulatory burdens and expenses for which we have not allotted funds. As a result, unless we are able to modify our activities so that we would not be deemed an investment company, we would expect to abandon our efforts to complete an initial business combination and instead to liquidate the Company. If we are required to liquidate, our stockholders would not be able to realize the benefits of owning stock in a successor operating business, including the potential appreciation in the value of our stock and warrants following such a transaction, and our warrants would expire worthless.

Since we instructed the trustee to liquidate the securities held in the trust account and instead to hold the funds in the trust account in an interest bearing demand deposit account at a bank in order to seek to mitigate the risk that we could be deemed to be an investment company for purposes of the Investment Company Act, we will likely receive minimal interest, if any, on the funds held in the trust account, which will likely reduce the dollar amount our public stockholders would receive upon any redemption or liquidation of the Company.

Following the 24 month anniversary of the effective date of the registration statement relating to the Company’s IPO, to mitigate the risk of us being deemed to be an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act) and thus subject to regulation under the Investment Company Act, we instructed Continental Stock Transfer & Trust Company, the trustee with respect to the trust account, to liquidate the U.S. government treasury obligations or money market funds held in the trust account and thereafter to hold all funds in the trust account in an interest bearing demand deposit account at a bank until the earlier of consummation of our initial business combination or liquidation of the Company. Following such liquidation, we will likely receive minimal interest, if any, on the funds held in the trust account. However, interest earned on the funds held in the trust account still may be released to us to pay our taxes, if any, and certain other expenses as permitted. As a result, our decision to liquidate the securities held in the trust account and thereafter to hold all funds in the trust account in an interest bearing demand deposit account at a bank will likely reduce the dollar amount our public stockholders would receive upon any redemption or liquidation of the Company.

In addition, we may be deemed to be an investment company even though the funds in the trust account have, since our IPO, been held only in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds investing solely in U.S. government treasury obligations and meeting certain conditions under Rule 2a-7 under the Investment Company Act prior to the 24 month anniversary of the effective date of the registration statement relating to the Company’s IPO. The longer that the funds in the trust account are held in short-term U.S. government treasury obligations or in money market funds invested exclusively in such securities, even prior to the 24-month anniversary, the greater the risk that we may be considered an unregistered investment company, in which case we may be required to liquidate the Company.

Since the sponsor and our directors and officers will lose their entire investment in us if an initial business combination is not completed, they may have a conflict of interest in the approval of the proposals at the Special Meeting.

There will be no distribution from the trust account with respect to the Company’s warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, our sponsor and our directors and officers will not receive any monies held in the trust account as a result of its ownership of 5,496,667 shares of common stock that were issued to the sponsor prior to our IPO and in a private placement which occurred simultaneously with the completion of the IPO. As a consequence, a liquidating distribution will be made only with respect to the public shares. In addition, certain of executive officers have beneficial interests in the sponsor. Such persons have waived their rights to liquidating distributions from the trust account with respect to these securities, and all of such investments would expire worthless if an initial business combination is not consummated. Additionally, such persons can earn a positive rate of return on their overall investment in the combined company after an initial business combination, even if other holders of our common stock experience a negative rate of return, due to having initially purchased the founder shares for an aggregate of $25,000. The personal and financial interests of our sponsor, directors and officers may have influenced their motivation in identifying and selecting its target business combination and consummating the Business Combination in order to close the Business Combination and therefore may have interests different from, or in addition to, your interests as a stockholder in connection with the proposals at the special meeting.

We have incurred and expect to continue to incur significant costs associated with the Business Combination. Whether or not the Business Combination is completed, the incurrence of these costs will reduce the amount of cash available to be used for other corporate purposes by us if the Business Combination is not completed.

We have incurred and expect to continue to incur significant transaction and transition costs associated with the Business Combination, including the Proposed Transaction, and operating as a public company following the closing of the Business Combination. We may also incur additional costs to retain key employees. Certain transaction expenses incurred in connection with the Business Combination, include all legal, accounting, consulting, investment banking and other fees, expenses and costs, and will be paid by the combined company following the closing of the Business Combination. Even if the Business Combination is not completed, we expect to incur transactions expenses. These expenses will reduce the amount of cash available to be used for other corporate purposes by us if the Business Combination is not completed.

If the Charter Amendment Proposal is approved, we will be permitted to remove up to $100,000 of interest earned on the trust account to pay dissolution expenses. Accordingly, stockholders may receive a lower per-share redemption price in connection with the dissolution and liquidation of the Company.

If the Charter Amendment Proposal is approved, stockholders will receive a per-share redemption price that takes into account up to $100,000 of net interest removed from the trust account to pay dissolution expenses at the dissolution and liquidation of the Company. Such dissolution expenses would reduce the per share amount payable to stockholders at the dissolution and liquidation of the Company.

The ability of our public stockholders to exercise redemption rights in the voluntary redemption in connection with the effectiveness of the amendment of our certificate of incorporation with respect to a large number of our public shares may adversely affect the liquidity of our securities.

Pursuant to our charter, a public stockholder may request that we redeem all or a portion of such public stockholder’s public shares for cash in the voluntary redemption in connection with the effectiveness of the amendment of our charter. The ability of our public stockholders to exercise such redemption rights with respect to a large number of our public shares may adversely affect the liquidity of our common stock. As a result, you may be unable to sell your common stock even if the per-share market price is higher than the per-share redemption price paid to public stockholders that elect to redeem their public shares in the voluntary redemption in connection with the effectiveness of the amendment to our charter.

A new 1% U.S. federal excise tax could be imposed on us in connection with future redemptions by us of our shares.

On August 16, 2022, the IR Act was signed into federal law which provides for, among other things, a 1% excise tax on the fair market value of stock repurchased by a U.S. corporation beginning in 2023, subject to certain exceptions. The excise tax is imposed on the repurchasing corporation itself, not its stockholders from which shares are repurchased. The U.S. Department of the Treasury has been given authority to provide regulations and other guidance to carry out, and prevent the abuse or avoidance of the excise tax. It is unclear at this time how and to what extent it will apply to SPAC redemptions and liquidations, but since we are a publicly listed Delaware corporation, we are a “covered corporation” within the meaning of the IR Act. Consequently, our Board believes that, absent additional guidance and unless an exception is available, there is a significant risk that this excise tax will apply to any redemptions of our public shares. The application of the excise tax to any redemptions we make could potentially reduce the per-share amount that our public stockholders would otherwise be entitled to receive upon redemption of their public shares.

BACKGROUND

Bite

We are a blank check company incorporated as a Delaware corporation for the purpose of effecting a merger, stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses.

On February 17, 2021, we completed an initial public offering of 17,500,000 units the (“Units”). Each Unit consists of one share of common stock, par value $0.0001 per share (the “Common Stock”) and one-half of one redeemable warrant (each, a “Warrant”), each whole Warrant entitling the holder thereof to purchase one share of Common Stock at an exercise price of $11.50 per share, subject to adjustment, pursuant to the Company’s registration statements on Form S-1 (File Nos. 333-252406 and 333-253017). The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $175,000,000. Simultaneously with the consummation of the Offering, the Company completed a private placement (the “Private Placement”) of an aggregate of 500,000 units at a price of $10.00 per unit, generating total gross proceeds of $5,000,000. On February 25, 2021, the underwriters exercised the over-allotment option in part and purchased an additional 2,500,000 Units, generating an aggregate of gross proceeds of $25,000,000. Simultaneously with the closing of the over-allotment the Company consummated the private placement of an aggregate of 50,000 units (the “Option Private Units”) at a price of $10.00 per Option Private Unit, to the sponsor and EarlyBirdCapital, generating total gross proceeds of $500,000.

A total of $200,000,000 of the net proceeds from the IPO, the Private Placement and the sale of the Units and Option Private Units, in connection with the underwriters’ partial exercise of their over-allotment was deposited in a trust account established for the benefit of the Company’s public stockholders.

On December 15, 2022, our stockholders approved, among other proposals, an amendment to our amended and restated certificate of incorporation (the “First Extension Amendment”). The First Extension Amendment extends the date by which we must consummate our initial business combination (the “First Extension”) from February 17, 2023 to up to August 17, 2023 or such earlier date as determined by the Board, provided that the sponsor (or its affiliates or permitted designees) will deposit into the trust account an amount determined by multiplying $0.05 by the number of public shares then outstanding, up to a maximum of $150,000 for each such one-month extension until August 17, 2023, unless the closing of our initial business combination shall have occurred, and permit holders of public shares to redeem their shares for their pro rata portion of the trust account.

In connection with the stockholder vote to approve the First Extension Amendment, the holders of 17,001,185 shares of Bite’s common stock properly exercised their right to redeem their shares for cash at a redemption price of approximately $10.06 per share, for an aggregate redemption amount of approximately $171.03 million, leaving approximately $30.28 million in the trust account.

On February 13, 2023, the Company transferred the listing of its common stock, units and warrants from the NYSE to NYSE American LLC (“NYSE American”).

The mailing address of Bite’s principal executive office is Bite Acquisition Corp., 720 N. State Street, New York, NY 10004 and its telephone number is (347)-685-5236.

The Proposed Business Combination

On April 29, 2023, Bite, Above Food, TopCo and Merger Sub, entered into the Business Combination Agreement, pursuant to which Bite and Above Food agreed to combine in a business combination that will result in each of Bite and Above Food becoming a wholly owned subsidiary of TopCo. Upon the Closing of the Proposed Transaction, TopCo Common Shares and warrants are expected to be listed on the NYSE. For a more detailed discussion of the Proposed Transaction, see the Current Report on Form 8-K filed with the SEC on May 4, 2023 and other relevant SEC filings.

You are not being asked to vote on a business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, you will retain the right to vote on any proposed business combination if and when it is submitted to stockholders and the right to redeem your public shares for a pro rata portion of the trust account in the event such business combination is approved and completed or the Company has not consummated a business combination by the Extended Date.

The Special Meeting

Date, Time and Place. The special meeting in lieu of the 2023 annual meeting of Bite’s stockholders will be held on August 10, 2023 at 11:00 a.m., local time, at the offices of Greenberg Traurig, LLP, located at 1750 Tysons Boulevard, Suite 1000, McLean, VA 22102.

Voting Power; Record Date. You will be entitled to vote or direct votes to be cast at the special meeting, if you owned shares of Bite’s common stock at the close of business on June 26, 2023, the record date for the special meeting. You will have one vote per proposal for each share you owned at that time. Bite’s warrants do not carry voting rights.

Votes Required. The affirmative vote of at least a majority of the outstanding shares of our common stock is required to approve the Charter Amendment Proposal, a plurality of the shares of common stock voted at the meeting is required for the re-election of the directors in the Director Proposal and the affirmative vote of at least a majority of the shares of common stock voted at the meeting is required to approve the Auditor Proposal and the Adjournment Proposal. If you do not vote (i.e., you “abstain” from voting on a proposal), your action will have the effect of a vote against the Charter Amendment Proposal, and no effect on either the Director Proposal, Auditor Proposal and the Adjournment Proposal. Likewise, abstentions and broker non-votes will have the effect of a vote against the Charter Amendment Proposal, and no effect on the Director Proposal, the Auditor Proposal or the Adjournment Proposal.

At the close of business on the record date, there were 8,638,815 outstanding shares of common stock, including 2,998,815 public shares, each of which entitles its holder to cast one vote per proposal.

If you do not want the Charter Amendment Proposal approved, you should vote against the proposals or abstain from voting on the proposals. If you want to obtain your pro rata portion of the trust account in the event the Extension is implemented, which will be paid shortly after the special meeting scheduled for August 10, 2023, you must demand redemption of your shares. Holders of public shares may redeem their public shares regardless of whether they vote for or against the Charter Amendment Proposal or abstain.

Proxies; Board Solicitation. Your proxy is being solicited by the Board on the proposals being presented to stockholders at the special meeting to approve the Charter Amendment Proposal, Director Proposal, Auditor Proposal and Adjournment Proposal. No recommendation is being made as to whether you should elect to redeem your shares. Proxies may be solicited in person or by telephone. If you grant a proxy, you may still revoke your proxy and vote your shares in person at the special meeting.

Bite has retained Morrow Sodali LLC to aid in the solicitation of proxies. Morrow Sodali LLC will receive a fee of approximately $15,000, as well as reimbursement for certain costs and out-of-pocket expenses incurred by them in connection with their services, all of which will be paid by Bite. In addition, officers and directors of Bite may solicit proxies by mail, telephone, facsimile, and personal interview, for which no additional compensation will be paid, though they may be reimbursed for their out-of-pocket expenses. Bite will bear the cost of preparing, assembling and mailing the enclosed form of proxy, this proxy statement and other material which may be sent to stockholders in connection with this solicitation. Bite may reimburse brokerage firms and other nominee holders for their reasonable expenses in sending proxies and proxy material to the beneficial owners of our shares.

THE CHARTER AMENDMENT PROPOSAL

Charter Amendment Proposal

Bite is proposing to amend its charter to extend the date by which Bite has to consummate an initial business combination from August 17, 2023 to the Extended Date.

The Charter Amendment Proposal is essential to the overall implementation of the Board’s plan to allow Bite more time to complete the Proposed Transaction (or an alternative initial business combination). Approval of the Charter Amendment Proposal is a condition to the implementation of the Extension.

If the Charter Amendment Proposal is not approved and we have not consummated a business combination by August 17, 2023 we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Offering Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to the Company but net of taxes payable, by (B) the total number of then outstanding Offering Shares, which redemption will completely extinguish rights of the Public Stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in the case of clauses (ii) and (iii) to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law. There will be no distribution from the trust account with respect to our warrants which will expire worthless in the event we wind up.

A copy of the proposed amendment to the charter of Bite is attached to this proxy statement as Annex A.

Reasons for the Proposal

Bite’s charter provides that Bite has until August 17, 2023 to consummate a business combination. On April 29, 2023, Bite, Above Food, TopCo and Merger Sub, entered into the Business Combination Agreement, pursuant to which Bite and Above Food agreed to combine in a business combination that will result in each of Bite and Above Food becoming a wholly owned subsidiary of TopCo. Upon the Closing of the Proposed Transaction, TopCo Common Shares and warrants are expected to be listed on the NYSE. The Board currently believes that there will not be sufficient time before August 17, 2023 to complete the Proposed Transaction (or an alternative initial business combination). The affirmative vote of the holders of at least a majority of all outstanding shares of common stock is required to extend Bite’s corporate existence, except in connection with, and effective upon consummation of, a business combination. Additionally, Bite’s IPO prospectus and charter provide for all public stockholders to have an opportunity to redeem their public shares in the case Bite’s corporate existence is extended as described above. Because Bite continues to believe that a business combination would be in the best interests of Bite’s stockholders, and because Bite will not be able to conclude the Proposed Transaction (or an alternative initial business combination), within the permitted time period, Bite has determined to seek stockholder approval to extend the date by which Bite has to complete a business combination beyond August 17, 2023 to the Extended Date.

We believe that the foregoing charter provisions were included to protect Bite stockholders from having to sustain their investments for an unreasonably long period, if Bite failed to find a suitable business combination in the timeframe contemplated by the charter. We also believe, however, that given Bite’s expenditure of time, effort and money on the potential business combinations with the targets it has identified, circumstances warrant providing those who would like to consider whether such potential business combinations are attractive investments with an opportunity to consider such transactions, inasmuch as Bite is also affording stockholders who wish to redeem their public shares the opportunity to do so, as required under its charter. Accordingly, the Extension is consistent with Bite’s charter and IPO prospectus.

The Charter Amendment Proposal also removes the requirement that we have minimum net tangible assets of at least $5,000,001. This is a protective provision that is intended to ensure that the Company complies with Rule 419 under the U.S. Securities Act of 1933. A failure to comply could, among other things, result in the Company being unable to maintain the listing for its securities on any national securities exchange. However, the Board believes that having the Conversion Limitation could have the unintended consequences of frustrating a potential liquidation and dissolution that may be otherwise sought by stockholders.

The Charter Amendment Proposal further provides that we may remove up to $100,000 of interest earned on the trust account for dissolution expenses prior to redeeming the public shares in connection with the dissolution and liquidation of the Company.

If the Charter Amendment Proposal Is Not Approved

If the Charter Amendment Proposal is not approved and we have not consummated a business combination by August 17, 2023 , we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Offering Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to the Company but net of taxes payable, by (B) the total number of then outstanding Offering Shares, which redemption will completely extinguish rights of the Public Stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in the case of clauses (ii) and (iii) to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

Bite’s initial stockholders have waived their rights to participate in any liquidation distribution with respect to their founder shares. There will be no distribution from the trust account with respect to Bite’s warrants which will expire worthless in the event we wind up. Bite will pay the costs of liquidation from its remaining assets held outside of the trust account.

If the Charter Amendment Proposal is not approved, the Company will not effect the Extension, and in the event the Company does not complete a business combination on or before August 17, 2023, the trust account will be liquidated and distributed to the public shareholders on a pro rata basis as described above.

If the Charter Amendment Proposal Is Approved

If the Charter Amendment Proposal is approved and implemented, Bite will file an amendment to the charter with the Secretary of State of the State of Delaware in the form of Annex A hereto. Bite will remain a reporting company under the Securities Exchange Act of 1934 and its units, common stock, and warrants will remain publicly traded. Bite will then continue to work to complete a business combination by the Extended Date.

If the Charter Amendment Proposal is approved and implemented, but Bite does not consummate a business combination by the Extended Date, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Offering Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to the Company but net of taxes payable and less up to $100,000 of interest to pay dissolution expenses, by (B) the total number of then outstanding Offering Shares, which redemption will completely extinguish rights of the Public Stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in the case of clauses (ii) and (iii) to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

Notwithstanding stockholder approval of the Charter Amendment Proposal, our Board will retain the right to abandon and not implement the Extension at any time without any further action by our stockholders. We reserve the right at any time to cancel the special meeting and not to submit to our stockholders the Charter Amendment Proposal and implement the Charter Amendment. In the event the special meeting is cancelled, we will dissolve and liquidate in accordance with the charter.

Bite’s initial stockholders waived their rights to participate in any liquidation distribution with respect to their founder shares. There will be no distribution from the trust account with respect to our warrants which will expire worthless in the event we wind up. Bite will pay the costs of liquidation from its remaining assets held outside of the trust account, which it believes are sufficient for such purposes.

You are not being asked to vote on a business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, you will retain the right to vote on any proposed business combination when it is submitted to stockholders and the right to redeem your public shares for a pro rata portion of the trust account in the event such business combination is approved and completed or the Company has not consummated a business combination by the Extended Date.

If the Charter Amendment Proposal is approved and the Board decides to implement the Charter Amendment Proposal, the sponsor or its designees have agreed to contribute to the Company a loan referred to herein as the Extension Payment in the of $75,000 for each such one-month extension, to be deposited into the trust account promptly after the special meeting.

If the Charter Amendment Proposal is approved, and the Extension is implemented, the removal of the Withdrawal Amount from the trust account in connection with the Election will reduce the amount held in the trust account and Bite’s net asset value. Bite cannot predict the amount that will remain in the trust account if the Charter Amendment Proposal is approved; and the amount remaining in the trust account may be significantly reduced from the approximately $30.6 million that was in the trust account as of March 31, 2023.

Redemption Rights

If the Charter Amendment Proposal is approved and implemented, the Company will provide the public stockholders making the Election, the opportunity to receive, at the time the Charter Amendment Proposal becomes effective, and in exchange for the surrender of their shares, a pro rata portion of the funds available in the trust account, less any income taxes owed on such funds but not yet paid. You will also be able to redeem your public shares in connection with any stockholder vote to approve a proposed business combination, or if the Company has not consummated a business combination by the Extended Date.

TO DEMAND REDEMPTION, PRIOR TO 5:00 P.M. EASTERN TIME ON AUGUST 8, 2023 (TWO BUSINESS DAYS BEFORE THE SPECIAL MEETING), YOU SHOULD ELECT EITHER TO PHYSICALLY TENDER YOUR SHARE CERTIFICATES TO OUR TRANSFER AGENT OR TO DELIVER YOUR SHARES TO OUR TRANSFER AGENT ELECTRONICALLY USING DTC’S DWAC (DEPOSIT/WITHDRAWAL AT CUSTODIAN), AS DESCRIBED HEREIN. YOU SHOULD ENSURE THAT YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED ELSEWHERE HEREIN.

In connection with tendering your shares for redemption, you must elect either to physically tender your stock certificates to Continental Stock Transfer & Trust Company, the Company’s transfer agent, at Continental Stock Transfer & Trust Company, One State Street, 30th Floor, New York, New York 10004-1561, Attn: Mark Zimkind, mzimkind@continentalstock.com, prior to the vote for the Charter Amendment Proposal or to deliver your shares to the transfer agent electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) System, which election would likely be determined based on the manner in which you hold your shares. The requirement for physical or electronic delivery prior to the vote at the special meeting ensures that a redeeming holder’s election is irrevocable once the Charter Amendment Proposal are approved. In furtherance of such irrevocable election, stockholders making the election will not be able to tender their shares after the vote at the special meeting.

Through the DWAC system, this electronic delivery process can be accomplished by the stockholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical stock certificate, a stockholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $45 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical stock certificate. Such stockholders will have less time to make their investment decision than those stockholders that deliver their shares through the DWAC system. Stockholders who request physical stock certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Certificates that have not been tendered in accordance with these procedures prior to the vote for the Charter Amendment Proposal will not be redeemed for a pro rata portion of the funds held in the trust account. In the event that a public stockholder tenders its shares and decides prior to the vote at the special meeting that it does not want to redeem its shares, the stockholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the vote at the special meeting not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public stockholder tenders shares and the Charter Amendment Proposal is not approved or is abandoned, these shares will not be redeemed and the physical certificates representing these shares will be returned to the stockholder promptly following the determination that the Charter Amendment Proposal will not be approved or will be abandoned. The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Charter Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Charter Amendment Proposal. The transfer agent will hold the certificates of public stockholders that make the election until such shares are redeemed for cash or returned to such stockholders.

If properly demanded, the Company will redeem each public share for a pro rata portion of the funds available in the trust account, less any income taxes owed on such funds but not yet paid, calculated as of two days prior to the filing of the amendment to the charter. As of July 5, 2023, this would amount to approximately $10.35 per share. The closing price of Bite’s common stock on July 5, 2023 was $10.37. Accordingly, if the market price were to remain the same until the date of the special meeting, exercising redemption rights would result in a public stockholder receiving $0.02 less for each share than if such stockholder sold the shares in the open market.

If you exercise your redemption rights, you will be exchanging your shares of common stock for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand redemption and tender your stock certificate(s) to the Company’s transfer agent at least two business days prior to the special meeting. If the Charter Amendment Proposal is not approved or if it is abandoned, these shares will be returned promptly following the special meeting as described above.

Possible Claims Against and Impairment of the trust account

To protect amounts held in the trust account, our sponsor has agreed that it will be liable to ensure that the proceeds in the trust account are not reduced below $10.00 per share by the claims of target businesses or claims of vendors or other entities that are owed money by us for services rendered or contracted for or products sold to us, but we cannot assure you that it will be able to satisfy its indemnification obligations if it is required to do so. Additionally, the agreement entered into by our sponsor specifically provides for two exceptions to the indemnity it has given: it will have no liability (1) as to any claimed amounts owed to a target business or vendor or other entity who has executed an agreement with us waiving any right, title, interest or claim of any kind they may have in or to any monies held in the trust account, or (2) as to any claims for indemnification by the underwriters of this offering against certain liabilities, including liabilities under the Securities Act. We have not independently verified whether our sponsor has sufficient funds to satisfy its indemnity obligations and believe that our sponsor’s only assets are securities of our company. We have not asked our sponsor to reserve for such indemnification obligations. As a result, if we liquidate, the per-share distribution from the trust account could be less than $10.00 due to claims or potential claims of creditors. We will distribute to all of our public stockholders, in proportion to their respective equity interests, an aggregate amount then on deposit in the trust account, including any interest earned on the funds held in the trust account net of interest that may be used by us to pay our franchise and income taxes payable.

In the event that the proceeds in the trust account are reduced below $10.00 per public share and our sponsor asserts that it is unable to satisfy its obligations or that it has no indemnification obligations related to a particular claim, our independent directors would determine whether to take legal action against our sponsor to enforce such indemnification obligations. While we currently expect that our independent directors would take legal action on our behalf against our sponsor to enforce such indemnification obligations to us, it is possible that our independent directors in exercising their business judgment may choose not to do so in any particular instance. If our independent directors choose not to enforce these indemnification obligations, the amount of funds in the trust account available for distribution to our public stockholders may be reduced below $10.00 per share.

Required Vote

Approval of the Charter Amendment Proposal requires the affirmative vote of holders of at least a majority of Bite’s common stock outstanding on the record date. If the Charter Amendment Proposal is not approved and Bite is unable to complete a business combination on or before August 17, 2023, it will be required by its charter to (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any interest earned on the funds held in the trust account not previously released to us, divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and the Board, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

Notwithstanding stockholder approval of the Charter Amendment, our Board will retain the right to abandon and not implement the Charter Amendment at any time without any further action by our stockholders.

All of Bite’s directors, executive officers and their affiliates are expected to vote any common stock owned by them in favor of the Charter Amendment Proposal. On the record date, directors and executive officers of Bite and their affiliates beneficially owned and were entitled to vote 5,496,667 shares of common stock representing approximately 63.6% of Bite’s issued and outstanding common stock.

In addition, Bite’s directors, executive officers and their affiliates may choose to buy shares of Bite public common stock in the open market and/or through negotiated private purchases. In the event that purchases do occur, the purchasers may seek to purchase shares from stockholders who would otherwise have voted against the Charter Amendment Proposal and elected to redeem their shares for a portion of the trust account. Any shares of common stock held by affiliates will be voted in favor of the Charter Amendment Proposal.

Interests of Bite’s Directors and Officers

When you consider the recommendation of the Board, you should keep in mind that Bite’s executive officers and members of the Board have interests that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things:

●	If the Charter Amendment Proposal is not approved and we do not consummate a business combination by August 17, 2023 in accordance with our charter, the 4,976,667 shares of common stock held by Bite officers, directors and affiliates, which were acquired prior to the IPO for an aggregate purchase price of approximately $25,000, will be worthless (as the holders have waived liquidation rights with respect to such shares), as will the 520,000 private units that were acquired simultaneously with the IPO and over-allotment by our sponsor for an aggregate purchase price of $5,200,000. Such common stock and warrants had an aggregate market value of approximately $57.0 million based on the last sale price of Bite’s common stock and warrants of $10.37 and $0.08, respectively, on NYSE American on July 5, 2023;

●	In connection with the IPO, our sponsor agreed that it will be liable under certain circumstances to ensure that the proceeds in the trust account are not reduced by the claims of target businesses or vendors or other entities that are owed money by the Company for services rendered, contracted for or products sold to the Company;

●	All rights specified in Bite’s charter relating to the right of officers and directors to be indemnified by Bite, and of Bite’s officers and directors to be exculpated from monetary liability with respect to prior acts or omissions, will continue after a business combination. If the business combination is not approved and Bite liquidates, Bite will not be able to perform its obligations to its officers and directors under those provisions;

●	None of Bite’s executive officers or directors has received any cash compensation for services rendered to Bite. All of the current members of Bite’s Board are expected to continue to serve as directors at least through the date of the special meeting and may continue to serve following any potential business combination and receive compensation thereafter;

●	Bite’s officers, directors, initial stockholders and their affiliates are entitled to reimbursement of out-of-pocket expenses incurred by them in connection with certain activities on Bite’s behalf, such as identifying and investigating possible business targets and business combinations. These individuals have negotiated the repayment of any such expenses upon completion of Bite’s initial business combination. However, if Bite fails to obtain the Extension and consummate a business combination, they will not have any claim against the trust account for reimbursement. Accordingly, Bite will most likely not be able to reimburse these expenses if the proposed business combination is not completed. Although as of the record date, Bite’s officers, directors, initial stockholders and their affiliates had not incurred any unpaid reimbursable expenses, they may incur such expenses in the future; and

●	Bite has entered into an Administrative Services Agreement with our sponsor, pursuant to which, Bite pays $10,000 per month for office space, utilities and secretarial support. Upon the earlier of completion of a business combination or liquidation, Bite will cease paying these monthly fees. Accordingly, our sponsor may receive payments in excess of the 18 payments originally contemplated, if the Charter Amendment Proposal is implemented.

The Board’s Reasons for the Charter Amendment Proposal and Its Recommendation

As discussed below, after careful consideration of all relevant factors, the Board has determined that the Charter Amendment Proposal is fair to, and in the best interests of, Bite and its stockholders. The Board has approved and declared advisable adoption of the Charter Amendment Proposal, and recommends that you vote “FOR” such adoption. The Board expresses no opinion as to whether you should redeem your public shares.

Bite’s charter provides that Bite has until August 17, 2023 to consummate a business combination. On April 29, 2023, Bite, Above Food, TopCo and Merger Sub, entered into the Business Combination Agreement, pursuant to which Bite and Above Food agreed to combine in a business combination that will result in each of Bite and Above Food becoming a wholly owned subsidiary of TopCo. Upon the Closing of the Proposed Transaction, TopCo Common Shares and warrants are expected to be listed on the NYSE. Our board currently believes that there will not be sufficient time before August 17, 2023 to complete the Proposed Transaction (or an alternative initial business combination). The affirmative vote of the holders of at least a majority of all outstanding shares of common stock is required to extend Bite’s corporate existence, except in connection with, and effective upon consummation of, a business combination. Additionally, Bite’s IPO prospectus and charter provide for all public stockholders to have an opportunity to redeem their public shares in the case Bite’s corporate existence is extended as described above. Because Bite continues to believe that a business combination would be in the best interests of Bite’s stockholders, and because Bite will not be able to conclude the Proposed Transaction (or an alternative initial business combination), within the permitted time period, Bite has determined to seek stockholder approval to extend the date by which Bite has to complete a business combination beyond August 17, 2023 to the Extended Date.

Bite is not asking you to vote on a business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, you will retain the right to vote on any proposed business combination when it is submitted to stockholders and the right to redeem your public shares for a pro rata portion of the trust account in the event such business combination is approved and completed or the Company has not consummated a business combination by the Extended Date.

The affirmative vote of the holders of at least a majority of all then outstanding shares of common stock is required to effect an amendment to Bite’s charter that would extend its corporate existence beyond August 17, 2023, except in connection with, and effective upon consummation of, a business combination. Additionally, Bite’s charter requires that all public stockholders have an opportunity to redeem their public shares in the case Bite’s corporate existence is extended as described above. We believe that these charter provisions were included to protect Bite stockholders from having to sustain their investments for an unreasonably long period, if Bite failed to find a suitable business combination in the timeframe contemplated by the charter. We also believe, however, that given Bite’s expenditure of time, effort and money on the potential business combinations with the targets it has identified, circumstances warrant providing those who would like to consider whether such potential business combinations are attractive investments with an opportunity to consider such transactions, inasmuch as Bite is also affording stockholders who wish to redeem their public shares the opportunity to do so, as required under its charter. Accordingly, the Extension is consistent with Bite’s charter and IPO prospectus.

After careful consideration of all relevant factors, Bite’s Board determined that the Charter Amendment Proposal is fair to and in the best interests of Bite and its stockholders.

The Board recommends that you vote “FOR” the Charter Amendment Proposal. The Board expresses no opinion as to whether you should redeem your public shares.

THE DIRECTOR PROPOSAL

At the special meeting, shareholders are being asked to re-elect two directors to the Board to serve as the second class of directors.

Prior to our IPO, the Board was divided into three classes: the class I director, the class II directors and the class III directors. The original class I director stands elected for a term expiring at the Company’s first annual meeting, the original class II directors stand elected for a term expiring at the Company’s second annual meeting and the original class III directors stand elected for a term expiring at the Company’s third annual meeting. Commencing at the first annual meeting, and then at each following annual meeting, directors elected to succeed those directors whose terms expire are elected for a term of office to expire at the third annual meeting following their election. Directors whose terms expire at an annual meeting may also be re-elected for a further three-year period if nominated by the Board.

As the special meeting is in lieu of the Company’s 2023 annual meeting, the terms of the current class II directors, Joseph C. Essa and Julia A. Stewart, will expire at the special meeting. However, the Board has nominated such individuals for re-appointment as class II directors, to hold office until the third annual meeting of stockholders following this special meeting, or until their successors are elected and qualified.

Unless you indicate otherwise, shares represented by executed proxies in the form enclosed will be voted to re-elect Joseph C. Essa and Julia A. Stewart unless such individual is unavailable, in which case such shares will be voted for a substitute nominee designated by the Board. We have no reason to believe that either nominees will be unavailable or, if elected, will decline to serve.

For biographies of Joseph C. Essa and Julia A. Stewart, please see the section entitled “Management.”

Required Vote

Approval of the Director Proposal requires a plurality of the votes of Bite’s shares present (in person or by proxy) at the special meeting for each of the director nominees. You may vote for or withhold your vote for all, or any, of the nominees.

All of Bite’s directors, executive officers and their affiliates are expected to vote any shares owned by them in favor of each of the directors named in the Director Proposal. On the record date, directors and executive officers of Bite and their affiliates beneficially owned and were entitled to vote 5,496,667 shares of common stock representing approximately 63.6% of Bite’s issued and outstanding shares of common stock.

Recommendation of the Board

The Board recommends that you vote “FOR” the election of each of the nominees named above.

THE AUDITOR PROPOSAL

We are asking our shareholders to ratify the selection by our Audit Committee of Marcum LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023. The Audit Committee is directly responsible for appointing the Company’s independent registered public accounting firm. The Audit Committee is not bound by the outcome of this vote. However, if the shareholders do not direct, in the manner set forth herein, the ratification of the selection of Marcum LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023, our Audit Committee intends to reconsider the selection of Marcum LLP as the company’s independent registered public accounting firm.

Marcum LLP has audited our financial statements for the fiscal year ended December 31, 2022. Representatives of Marcum LLP have been invited to but are not expected to be present at the special meeting.

The firm of Marcum LLP, or Marcum, acts as our independent registered public accounting firm. The following is a summary of fees paid to Marcum for services rendered.

Audit Fees. Audit fees consist of fees billed for professional services rendered for the audit of our year-end financial statements and services that are normally provided by Marcum in connection with regulatory filings. For the year ended December 31, 2022 and 2021, fees for our independent registered public accounting firm were $78,314 and $109,380, respectively, for the services Marcum performed for the year ended December 31, 2022 and 2021, respectively.

Audit-Related Fees. Audit-related fees consist of fees billed for assurance and related services that are reasonably related to performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards. For the year ended December 31, 2022, our independent registered public accounting firm did not render assurance and related services related to the performance of the audit or review of financial statements.

Tax Fees. We did not pay Marcum for tax planning and tax advice for the years ended December 31, 2022 and 2021.

All Other Fees. We did not pay Marcum for other services for the years ended December 31, 2022 and 2021.

Our audit committee has and will pre-approve all auditing services and permitted non-audit services to be performed for us by Marcum LLP, including the fees and terms thereof (subject to the de minimus exceptions for non-audit services described in the Exchange Act which are approved by the audit committee prior to the completion of the audit).  The audit committee may form and delegate authority to one or more of its members when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that decisions of such members to grant pre-approvals shall be presented to the audit committee at its next scheduled meeting.

Required Vote

The resolution to ratify the selection by our Audit Committee of Marcum LLP to serve as the Company’s independent registered public accounting firm requires the vote of a majority of the shares present (in person or by proxy) and voting on the matter at the special meeting.

Recommendation

The Board recommends that you vote “FOR” the ratification of the selection by our Audit Committee of Marcum LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.

THE ADJOURNMENT PROPOSAL

We are asking you to approve one or more adjournments of the special meeting from time to time, if requested by the chairman of the special meeting. For example, the chairman of the special meeting may request that the special meeting be adjourned to, among other things, solicit additional proxies to vote in favor of any one or more of the Charter Amendment Proposal, the Director Proposal and the Auditor Proposal, in the event that there are insufficient votes at the time of the special meeting to establish a quorum or approve any one or more of the Charter Amendment Proposal, the Director Proposal and the Auditor Proposal.

By the Adjournment Proposal, we are also asking you to authorize the holder of any proxy solicited by our Board to vote in favor of adjourning the meeting, and any adjournments or postponements thereof, to another time and place. If our stockholders approve the Adjournment Proposal, the special meeting (or any adjournment thereof) may be adjourned to a later date and time and we may use the additional time to, among other things, solicit additional proxies in favor of the Charter Amendment Proposal, the Director Proposal and the Auditor Proposal, including the solicitation of proxies from any of our stockholders that have previously voted against any such proposal. Among other things, approval of the Adjournment Proposal could mean that, even if we had received proxies representing a sufficient number of votes against any one or more of the Charter Amendment Proposal, the Director Proposal or the Auditor Proposal to defeat any such proposal, the special meeting could be adjourned in order to seek to convince the holders of those shares to change their votes to votes in favor of any one or more of the Charter Amendment Proposal, the Director Proposal and the Auditor Proposal.

If the meeting is adjourned, stockholders who have already submitted their proxies will be able to revoke them at any time prior to their use. Our Board believes that if the number of shares of our common stock present in person or represented by proxy at the special meeting and voting in favor of the Charter Amendment Proposal, the Director Proposal and the Auditor Proposal is not sufficient to adopt such proposal, it is in the best interests of our stockholders to enable us to continue to seek to obtain a sufficient number of additional votes to adopt the Charter Amendment Proposal, the Director Proposal and the Auditor Proposal.

Vote Required

The Adjournment Proposal must be approved by at least a majority of the votes cast by the holders of shares of our common stock present at the special meeting (in person or by proxy) and entitled to vote thereon at the special meeting.

As of the record date, June 26, 2023, our sponsor and our directors and officers are entitled to vote approximately 63.6% of the voting power of our issued and outstanding shares of common stock. We expect that all of such shares will be voted in favor of the Adjournment Proposal.

Recommendation of the Board

The Board recommends that you vote “FOR” the Adjournment Proposal.

MANAGEMENT

Directors and Executive Officers

Our current directors and executive officers are listed below.

Name	Age	Title
Alberto Ardura González	60	Chief Executive Officer and Chairman of the Board
Jose Luis Guerrero Cortes	42	Chief Financial Officer
Luis Doporto Alejandre	49	Director
Jesus O. Lanza Losa	38	Director
Joseph C. Essa	65	Director
Julia A. Stewart	67	Director

Alberto Ardura González, who has served as our Chief Executive Officer since our inception and serves on our board of directors, and has served as the Chairman of the board of directors since December 31, 2022, has more than 35 years of experience in the financial industry and has advised numerous companies on M&A transactions and on structuring and underwriting public and private issuances of equity and debt. From 2002 to 2009, Mr. Ardura was the Chief Country Manager and Head of Fixed Income Currencies and Commodities at Merrill Lynch Mexico, S.A. de C.V., the leading investment bank in Mexico at the time. In 2009, Mr. Ardura joined Deutsche Bank, A.G. in New York City as Head of Latin America Capital Markets and Treasury Solutions, advising over 350 clients in raising several hundred billion dollars in debt and equity financing in the public and private markets, as well as advising several clients in restructurings transactions. During such time, Mr. Ardura was also responsible for Deutsche Banks’s local operations in Brazil, Mexico, Chile, Perú and Argentina, and was a member of Deutsche Bank’s Global Emerging Markets Committee, Latin America Investment Committee, and Americas Investment Banking Executive Committee. He was later appointed as Vice Chairman of Corporate Finance for Latin America. From 2017 to 2019, he was a Managing Director leading the Latin America Investment Banking and Client Coverage division at Nomura Securities. Inc. In 2019, Mr. Ardura founded his own advisory firm, Pier A Capital Solutions, Inc., focusing on M&A and private debt and equity financing transactions for clients across Latin America. Mr. Ardura has served on several boards of directors including Banca Promex, S.A. de C.V., Valores Finamex, S.A. de C.V. Merrill Lynch México, and Casa de Bolsa, S.A. de C.V. He currently serves as an independent Board member of HSBC México, S.A., the banking subsidiary of Grupo HSBC, and also serves on the boards of its Insurance, Broker Dealer and Asset Manager subsidiaries. Mr Ardura is also an independent board member of Dimex Capital, SA deCV and FinMedica, S.A, and is also a Board member of Eric Kayser México, S.A.P.I. de C.V.

Jose Luis Guerrero Cortes, who has served as our Chief Financial Officer since January 31, 2023, has over 15 years of experience as an executive. Mr. Guerrero has been serving as Chief Executive Officer of PMCE, an education platform that acquired and operates a chain of preschool and day care centers in Mexico City, since July 2019. Mr. Guerrero has been the Manager Partner of Gueca Capital (a Search Fund) since March 2017. From January 2016 to March 2017, Mr. Guerrero was Chief Executive Officer of Operadora de Vias Terrestres, one of the main highway concessionaires in Mexico. He has also served as Chief Financial Officer of Grupo Aeroportuario del Centro Norte, S. A. B. de C. V. (NASDAQ: OMAB), a holding company whose subsidiaries are engaged in the administration, operation and use of 13 airports under a concession granted by the Mexican Government. Previously, Mr. Guerrero worked as a summer associate at Goldman Sachs in the debt capital markets and derivatives groups, served as a financial analyst at Empresas ICA and as an assistant brand manager at Procter & Gamble. Mr. Guerrero holds an undergraduate degree in chemical engineering from the Universidad Iberoamericana, a diploma in finance from Instituto Tecnológico y de Estudios Superiores de Monterrey, and an MBA from the Harvard Business School.

Luis Doporto Alejandre has served as a member of our board of directors since January 13, 2023. Mr. Doporto is a Mexican entrepreneur with more than 20 years of experience leading specialized teams in corporate practice, domestic and international M&A, brand building and corporate strategies in pharmaceutical, agro-industrial and food & beverage sectors. In 2019, Mr. Doporto founded Doporto Prime Capital, leading a team of professionals in the beverage, pharmaceutical, finance and consumer sectors. Mr. Doporto is the CEO and Chairman of the Board of Directors of Casa Marzam, a pharmaceutical distribution company with 650 daily delivery routes and serving more than 27,000 clients in Mexico. In 2018, Mr. Doporto founded Guacamolito/Golden Stone, a U.S. company that produces and distributes avocado pulp for the food service industries. Mr. Doporto graduated from Universidad Iberoamericana and holds a Master’s Degree in International Commercial Law from the Université Panthéon Assas of Paris.

Jesus O. Lanza Losa has served as one of our independent directors since January 13, 2023. Mr. Lanza Losa has been the Founder & CEO of LOTTUS Education, leading buyouts platform in the education space, Mexico since 2013. At Lottus, Mr. Lanza Losa has successfully led the acquisition, optimization, and business enlargement of six different targets totaling circa $250 million in transaction volume. Mr. Lanza Losa was an investment professional at the Special Situations Group & Credit Hedge Fund at Cerberus Capital Management, London in year 2012. From 2009 to 2011, Mr. Lanza Losa worked at the Investment Banking Division – M&A LatAm at first Citigroup and then Goldman, Sachs & Co., New York/Mexico. Mr. Lanza Losa graduated from Universidad de Oviedo with a B.A. in Business Administration, and holds a Masters in Finance Degree from The London Business School, as well as executive education programs at both The London School of Economics and The Wharton School.

Joseph C. Essa has served as one of our independent directors since inception, and is one of the most prestigious and experienced restaurant CEOs in the U.S. with more than two decades experience as founder, investor, operator and executive in the restaurant and food manufacturing/consumer product industries. He has deep knowledge of brands, chefs and trends in the restaurant and food manufacturing industries. Mr. Essa has successfully operated fast casual, casual and fine dining restaurants in demanding markets in the U.S. including New York, Las Vegas, and Los Angeles, as well as in several major international cities such as Tokyo, Shanghai, and Dubai. Currently, Mr. Essa serves as President & CEO of MKM Hospitality Group. Mr. Essa has also served as the President and CEO of the Thomas Keller Restaurant Group, a collection of luxury, fine and casual dining restaurants, as the President and CEO of Wolfgang Puck Worldwide, and is a past chair of the National Restaurant Association. Mr. Essa has extensive experience in directing and building global restaurants and related consumer product brands and is an expert in restaurant growth strategy. Mr. Essa is an innovative leader who prides himself in taking a collaborative approach to work culture. He is a Certified Public Accountant, who graduated from Boston College with a Bachelor of Science in accounting and finance.

Julia A. Stewart has served as one of our independent directors since inception. Over the course of her career, Ms. Stewart has been instrumental in building global businesses and developing strong brands. Ms. Stewart is the Founder & CEO of Alurx, Inc., a health & wellness company, offering personalized solutions, via an integrated App since 2020. She has served on the Board of Directors of Avery Dennison Corp. (NYSE:AVY), a multi-national Fortune 500 company since 2003 and Fogo de Chao restaurants since 2018. In 2001 she became the President of IHOP; CEO in 2002; Chair/CEO in 2004. In 2007 she lead the $2.4 billion acquisition of Applebee’s, where she was previously the President. She continued as Chair & CEO of the combined company, Dine Brands Global, Inc. (formerly DineEquity, Inc.) (NYSE:DIN) until 2017. With over 3,700 restaurants in 22 countries, 250,000 team members and over $9 billion in system sales, Dine Brands Global, Inc. became the largest sit-down restaurant chain in the world. She has advised a wide number of private equity and investment banking firms, including Rhone Capital on their acquisition of Fogo de Chao restaurants and taking them private. Ms. Stewart’s earlier leadership experience includes positions in operations, franchising and marketing with Applebee’s, Taco Bell and other consumer-facing brands. Ms. Stewart is a founding member of the Women’s Foodservice Forum and she was listed as one of Fortune Magazine’s 50 Most Powerful Women in the US, along with the recipient of Nation’s Restaurant News “Operator of the Year” in 2005 and 2015. Ms. Stewart graduated, with honors, from San Diego State University with a bachelor’s degree in communications and has an honorary Doctorate in Business from Johnson and Wales University.

The Bite Board is divided into three classes with only one class of directors being elected on each year and each class serving a three-year term. The term of office of the first class of directors, consisting of Mr. Ardura, expired on our first annual meeting of stockholders, and he was re-elected to serve on the Bite Board. The term of office of the second class of directors, consisting of Mr. Essa and Ms. Stewart, will expire on the second annual meeting of stockholders. The term of office of the third class of directors, consisting of Mr. Lanza Losa and Mr. Doporto, will expire on the third annual meeting of stockholders.

Director Independence

The NYSE listing standards require that a majority of our board of directors be independent within one year of our initial public offering. An “independent director” is defined generally as a person that, in the opinion of the board of directors, has no material relationship with the listed company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the company). Currently, Mr. Lanza Losa, Mr. Essa, and Ms. Stewart are each considered an “independent director” under the NYSE listing rules, which is defined generally as a person other than an officer or employee of the company or its subsidiaries or any other individual having a relationship, which, in the opinion of the company’s board of directors would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director.

Any affiliated transactions will be on terms no less favorable to us than could be obtained from independent parties. Our Board will review and approve all affiliated transactions with any interested director abstaining from such review and approval.

Committees of the Board of Directors

Our Board has three standing committees: an audit committee, a compensation committee and a nominating and corporate governance committee, each of which is composed solely of independent directors. Each committee operates under a charter that has been approved by our Board and has the composition and responsibilities described below. The charter of each committee is available on our website.

Audit Committee

The members of our audit committee are Mr. Essa, Mr. Lanza Losa and Ms. Stewart. Mr. Essa serves as chairman of the audit committee.

Each member of the audit committee is financially literate and our Board has determined that Mr. Essa qualifies as an “audit committee financial expert” as defined in applicable SEC rules and has accounting or related financial management expertise.

We have adopted an audit committee charter, which details the purpose and principal functions of the audit committee, including:

●	assisting board oversight of (1) the integrity of our financial statements, (2) our compliance with legal and regulatory requirements, (3) our independent auditor’s qualifications and independence, and (4) the performance of our internal audit function and independent auditors;

●	the appointment, compensation, retention, replacement, and oversight of the work of the independent auditors and any other independent registered public accounting firm engaged by us;

●	pre-approving all audit and non-audit services to be provided by the independent auditors or any other registered public accounting firm engaged by us, and establishing pre-approval policies and procedures;

●	reviewing and discussing with the independent auditors all relationships the auditors have with us in order to evaluate their continued independence;

●	setting clear hiring policies for employees or former employees of the independent auditors;

●	setting clear policies for audit partner rotation in compliance with applicable laws and regulations;

●	obtaining and reviewing a report, at least annually, from the independent auditors describing (1) the independent auditor’s internal quality-control procedures and (2) any material issues raised by the most recent internal quality-control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years respecting one or more independent audits carried out by the firm and any steps taken to deal with such issues;

●	meeting to review and discuss our annual audited financial statements and quarterly financial statements with management and the independent auditor, including reviewing our specific disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations”;

●	reviewing and approving any related party transaction required to be disclosed pursuant to Item 404 of Regulation S-K promulgated by the SEC prior to us entering into such transaction; and

●	reviewing with management, the independent auditors, and our legal advisors, as appropriate, any legal, regulatory or compliance matters, including any correspondence with regulators or government agencies and any employee complaints or published reports that raise material issues regarding our financial statements or accounting policies and any significant changes in accounting standards or rules promulgated by the Financial Accounting Standards Board, the SEC or other regulatory authorities.

Compensation Committee

The members of our compensation committee are Mr. Lanza Losa, Mr. Essa and Ms. Stewart . Mr. Essa serves as chairman of the compensation committee.

We have adopted a compensation committee charter, which details the purpose and responsibilities of the compensation committee, including:

●	reviewing and approving on an annual basis the corporate goals and objectives relevant to our Chief Executive Officer’s compensation, evaluating our Chief Executive Officer’s performance in light of such goals and objectives and determining and approving the remuneration (if any) of our Chief Executive Officer based on such evaluation;

●	reviewing and making recommendations to our Board with respect to the compensation, and any incentive-compensation and equity-based plans that are subject to board approval of all of our other officers;

●	reviewing our executive compensation policies and plans;

●	implementing and administering our incentive compensation equity-based remuneration plans;

●	assisting management in complying with our proxy statement and annual report disclosure requirements;

●	approving all special perquisites, special cash payments and other special compensation and benefit arrangements for our officers and employees;

●	producing a report on executive compensation to be included in our annual proxy statement; and

●	reviewing, evaluating and recommending changes, if appropriate, to the remuneration for directors.

The charter also provides that the compensation committee may, in its sole discretion, retain or obtain the advice of a compensation consultant, independent legal counsel or other adviser and will be directly responsible for the appointment, compensation and oversight of the work of any such adviser. However, before engaging or receiving advice from a compensation consultant, external legal counsel or any other adviser, the compensation committee will consider the independence of each such adviser, including the factors required by the NYSE and the SEC.

Nominating and Corporate Governance Committee

The members of our nominating and corporate governance committee are Mr. Essa, Mr. Lanza Losa and Ms. Stewart. Mr. Essa serves as chair of the nominating and corporate governance committee.

We have adopted a nominating and corporate governance committee charter, which details the purpose and responsibilities of the nominating and corporate governance committee, including:

●	identifying, screening and reviewing individuals qualified to serve as directors, consistent with criteria approved by the board, and recommending to the Board candidates for nomination for election at the annual meeting of stockholders or to fill vacancies on the Board;

●	developing and recommending to the Board and overseeing implementation of our corporate governance guidelines;

●	coordinating and overseeing the annual self-evaluation of the Board, its committees, individual directors and management in the governance of the company; and

●	reviewing on a regular basis our overall corporate governance and recommending improvements as and when necessary.

The charter will also provide that the nominating and corporate governance committee may, in its sole discretion, retain or obtain the advice of, and terminate, any search firm to be used to identify director candidates, and will be directly responsible for approving the search firm’s fees and other retention terms.

We have not formally established any specific, minimum qualifications that must be met or skills that are necessary for directors to possess. In general, in identifying and evaluating nominees for director, the Board considers educational background, diversity of professional experience, knowledge of our business, integrity, professional reputation, independence, wisdom, and the ability to represent the best interests of our stockholders. Prior to our initial business combination, holders of our public shares will not have the right to recommend director candidates for nomination to our Board.

Code of Ethics, Corporate Governance Guidelines and Committee Charters

We have adopted a Code of Ethics applicable to our directors, officers and employees in accordance with applicable federal securities laws. We have filed a copy of our Code of Ethics, our Audit Committee Charter, our Compensation Committee Charter and our Nominating and Corporate Governance Committee Charter as exhibits to our registration statement for our IPO. You may review these documents by accessing our public filings at the SEC’s web site at www.sec.gov. We intend to disclose any amendments to or waivers of certain provisions of our Code of Ethics in a Current Report on Form 8-K.

Our Board has also adopted Corporate Governance Guidelines in accordance with the corporate governance rules of the NYSE that serve as a flexible framework within which our Board and its committees operate. Copies of our Corporate Governance Guidelines, our Code of Ethics, our Audit Committee Charter, our Compensation Committee Charter and our Nominating and Corporate Governance Committee Charter are available on our corporate website. The information contained on or accessible through our corporate website or any other website that we may maintain is not incorporated by reference into this report.

Executive Officer and Director Compensation

None of our officers or directors have received any compensation for services rendered to us. Our sponsors, officers, directors and their respective affiliates will be reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. Our audit committee will review on a quarterly basis all payments that were made by us to our sponsor, officers, directors or our or any of their respective affiliates.

After the completion of our initial business combination, directors or members of our management team who remain with us may be paid consulting, management or other compensation from the combined company. All compensation will be fully disclosed to stockholders, to the extent then known, in the tender offer materials or proxy solicitation materials furnished to our stockholders in connection with a proposed business combination. It is unlikely the amount of such compensation will be known at the time such materials are distributed, because the directors of the post-combination business will be responsible for determining executive officer and director compensation. Any compensation to be paid to our officers after the completion of our initial business combination will be determined by a compensation committee constituted solely by independent directors.

We are not party to any agreements with our officers and directors that provide for benefits upon termination of employment. The existence or terms of any such employment or consulting arrangements may influence our management’s motivation in identifying or selecting a target business, and we do not believe that the ability of our management to remain with us after the consummation of our initial business combination should be a determining factor in our decision to proceed with any potential business combination.

Compensation Committee Interlocks and Insider Participation

None.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of our shares of common stock as of July 5, 2023 based on information obtained from the persons named below, with respect to the beneficial ownership of shares of our common stock by:

●	each person known by us to be the beneficial owner of more than 5% of the outstanding shares of common stock;

●	each of our executive officers, directors and director nominees that beneficially owns shares of common stock; and

●	all our executive officers and directors as a group.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them.

	Number of		Percentage of
	Shares		Outstanding
	Beneficially		common
	Owned		stock
Name and Address of Beneficial Owner(1)
Smart Dine, LLC(2)	5,450,001	(3)	63.1%
Alberto Ardura González	5,450,001	(3)	63.1%
Joseph C. Essa	23,333		*
Julia A. Stewart	23,333		*
Jesus O. Lanza Losa	—		—
Luis Doporto Alejandre	—		—
Jose Luis Guerrero Cortes	—		—
All directors and executive officers as a group (6 individuals)	5,496,667		63.6%

*	Less than one percent.

(1)	Unless otherwise noted, the business address of each of the following entities or individuals is 720 N. State Street, Chicago, IL 60654.

(2)	Smart Dine, LLC is our sponsor. Alberto Ardura González, our Chief Executive Officer and Chairman of the Board, is a manager of our sponsor. Consequently, he may be deemed the beneficial owner of the shares held by our sponsor and has voting and dispositive control over such securities. Mr. Ardura González disclaims beneficial ownership of any shares other than to the extent he may have a pecuniary interest therein, directly or indirectly.

(3)	The securities are held directly by the sponsor and indirectly by Alberto Ardura González, as a manager of the sponsor. Alberto Ardura Gonzalez disclaims beneficial ownership of such securities except to the extent of his pecuniary interest therein.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE

Certain Relationships and Related Transactions

On October 30, 2020, the sponsor purchased 4,312,500 shares of common stock for an aggregate purchase price of $25,000, or approximately $0.0058 per share. On February 11, 2021, as part of an upsizing of the IPO, the Company effected a stock dividend of 718,750 shares with respect to the common stock, resulting in the initial stockholders holding 5,031,250 shares of common stock. Up to 656,250 founder shares were subject to forfeiture by the sponsor depending on the extent to which the underwriters' over-allotment option was exercised. On February 25, 2021, the underwriters exercised the over-allotment option in part, of the 656,250 founder shares subject to forfeiture, 31,250 founder shares were forfeited and 625,000 founder shares are no longer subject to forfeiture.

Our sponsor and EarlyBirdCapital have purchased, pursuant to written subscription agreements with us, an aggregate of 500,000 private units (for a total purchase price of $5,000,000) from us. Among the private units, 470,000 units were purchased by our sponsor and 30,000 units were purchased by EarlyBirdCapital. These purchases took place on a private placement basis simultaneously with the consummation of the offering. Our sponsor has also purchased, in connection with the underwriters’ partial exercise of over-allotment option, 50,000 private units. These additional private units were purchased in a private placement that occurred simultaneously with the purchase of units resulting from the exercise of the over-allotment option. The private units are identical to the units sold in the offering except that the private warrants underlying such private units: (i) will not be redeemable by us and (ii) may be exercised for cash or on a cashless basis, as described in this Annual Report, so long as they are held by the initial purchasers or any of their permitted transferees. Once the private warrants are transferred to anyone other than a permitted transferee, the private warrants will be redeemable by us and exercisable by the holders on the same basis as the warrants included in the units being sold in the offering. The purchasers of the private units have agreed not to transfer, assign or sell any of the private units and underlying securities (except to certain permitted transferees) until after the completion of our initial business combination. Furthermore, the purchasers have agreed (A) to vote the private shares in favor of any proposed business combination, (B) not to convert any private shares in connection with a stockholder vote to approve a proposed initial business combination or sell any private shares to us in a tender offer in connection with a proposed initial business combination and (C) that the private shares shall not participate in any liquidating distribution from our trust account upon winding up if a business combination is not consummated. In the event of a liquidation prior to our initial business combination, the private units will likely be worthless.

In order to meet our working capital needs following the consummation of the offering, our sponsor, initial stockholders, officers and directors or their affiliates may, but are not obligated to, loan us funds, from time to time or at any time, in whatever amount they deem reasonable in their sole discretion. Each loan would be evidenced by a promissory note. The notes would either be paid upon consummation of our initial business combination, without interest, or, at holder’s discretion, up to $1,500,000 of the notes may be converted into units at a price of $10.00 per unit. The units would be identical to the private units. In the event that the initial business combination does not close, we may use a portion of the working capital held outside the trust account to repay such loaned amounts, but no proceeds from our trust account other than the interest earned thereon would be used for such repayment.

The holders of our founder shares issued and outstanding as of February 11, 2021, as well as the holders of the private units and any units our sponsor, initial stockholders, officers, directors or their affiliates may be issued in payment of working capital loans made to us (and all underlying securities), are entitled to registration rights pursuant to a registration rights agreement. The holders of a majority of these securities are entitled to make up to two demands that we register such securities. The holders of the majority of the founder shares can elect to exercise these registration rights at any time commencing three months prior to the date on which the founder shares are to be released from escrow. The holders of a majority of the private units and units issued in payment of working capital loans made to us (or underlying securities) can elect to exercise these registration rights at any time after we consummate a business combination. In addition, the holders have certain “piggy-back” registration rights with respect to registration statements filed subsequent to our consummation of a business combination. We will bear the expenses incurred in connection with the filing of any such registration statements.

On October 29, 2020, the Company issued an unsecured promissory note to the sponsor, pursuant to which the Company may borrow up to an aggregate principal amount of $200,000 to be used for a portion of the expenses of the IPO. This loan is non-interest bearing, unsecured and due at the earlier of April 30, 2021 or the closing of the IPO. As of February 17, 2021, the Company had borrowed $82,500 under the promissory note. The note was paid off on February 22, 2021.

Our sponsor has agreed that, commencing on February 11, 2021 and through the earlier of our consummation of our initial business combination or the liquidation of the trust account, it will make available to us certain general and administrative services, including office space, utilities and administrative support, as we may require from time to time. We have agreed to pay $10,000 per month for these services. We believe, based on rents and fees for similar services, that the administrative fee is at least as favorable as we could have obtained from an unaffiliated person.

On February 10, 2022, the Company issued an unsecured promissory note (the “February Note”) in the principal amount of up to $350,000 to the sponsor, a significant stockholder of the Company, which may be drawn down from time to time prior to the Maturity Date (defined below) upon request by the Company. The February Note does not bear interest and the principal balance will be payable on the date on which the Company consummates its initial business combination (such date, the “Maturity Date”). In the event the Company consummates its initial business combination, the sponsor has the option on the Maturity Date to convert all or any portion of the principal outstanding under the February Note into that number of units (“Working Capital Units”) equal to the portion of the principal amount of the February Note being converted divided by $10.00, rounded up to the nearest whole number. The February Note is subject to customary events of default, the occurrence of certain of which automatically triggers the unpaid principal balance of the February Note and all other sums payable with regard to the Note becoming immediately due and payable.

On June 21, 2022, the Company issued an unsecured promissory note (the “June Note”) in the principal amount of up to $700,000 to the sponsor, a significant stockholder of the Company, which may be drawn down from time to time prior to the Maturity Date upon request by the Company. The June Note amended, replaced and superseded the February Note, and any unpaid principal balance of the indebtedness evidenced by the February Note has been merged into and evidenced by the June Note. The June Note does not bear interest and the principal balance will be payable on the Maturity Date. In the event the Company consummates its initial business combination, the sponsor has the option on the Maturity Date to convert all or any portion of the principal outstanding under the June Note into that number of Working Capital Units equal to the portion of the principal amount of the June Note being converted divided by $10.00, rounded up to the nearest whole number. The June Note is subject to customary events of default, the occurrence of certain of which automatically triggers the unpaid principal balance of the June Note and all other sums payable with regard to the June Note becoming immediately due and payable.

On March 23, 2023, the Company issued an unsecured promissory note (the “March Note”) in the principal amount of up to $2,000,000 to the sponsor, a significant stockholder of the Company, which may be drawn down from time to time prior to the Maturity Date upon request by the Company. The March Note amended, replaced and superseded the June Note, and any unpaid principal balance of the indebtedness evidenced by the February Note has been merged into and evidenced by the June Note. The June Note does not bear interest and the principal balance will be payable on the Maturity Date. In the event the Company consummates its initial business combination, the sponsor has the option on the Maturity Date to convert up to $1,500,000 of the principal outstanding under the March Note into that number of Working Capital Units equal to the portion of the principal amount of the March Note being converted divided by $10.00, rounded up to the nearest whole number. The March Note is subject to customary events of default, the occurrence of certain of which automatically triggers the unpaid principal balance of the March Note and all other sums payable with regard to the March Note becoming immediately due and payable.

We have entered into agreements with our officers and directors to provide contractual indemnification in addition to the indemnification provided for in our charter.

Other than the $10,000 per month administrative fee and repayment of up to $2,000,000 in loans from our sponsor, no compensation or fees of any kind will be paid to our sponsor, initial stockholders, members of our management team or their respective affiliates, for services rendered prior to or in connection with the consummation of our initial business combination (regardless of the type of transaction that it is). However, such individuals will receive reimbursement for any out-of-pocket expenses incurred by them in connection with activities on our behalf, such as identifying potential target businesses, performing business due diligence on suitable target businesses and business combinations as well as traveling to and from the offices, plants or similar locations of prospective target businesses to examine their operations. There is no limit on the amount of out-of-pocket expenses reimbursable by us.

After our initial business combination, members of our management team who remain with us may be paid consulting, management or other fees from the combined company with any and all amounts being fully disclosed to stockholders, to the extent then known, in the proxy solicitation materials furnished to our stockholders. However, the amount of such compensation may not be known at the time of the stockholder meeting held to consider an initial business combination, as it will be up to the directors of the post-combination business to determine executive and director compensation. In this event, such compensation will be publicly disclosed at the time of its determination in a Current Report on Form 8-K or a periodic report, as required by the SEC.

All ongoing and future transactions between us and any of our officers and directors or their respective affiliates will be on terms believed by us to be no less favorable to us than are available from unaffiliated third parties. Such transactions will require prior approval by a majority of our uninterested “independent” directors or the members of our board who do not have an interest in the transaction, in either case who had access, at our expense, to our attorneys or independent legal counsel. We will not enter into any such transaction unless our disinterested “independent” directors determine that the terms of such transaction are no less favorable to us than those that would be available to us with respect to such a transaction from unaffiliated third parties.

Related Party Policy

Our Code of Business Conduct and Ethics requires us to avoid, wherever possible, all related party transactions that could result in actual or potential conflicts of interests, except under guidelines approved by the Board (or the audit committee). Related-party transactions are defined as transactions in which (1) the aggregate amount involved will or may be expected to exceed $120,000 in any calendar year, (2) we or any of our subsidiaries is a participant, and (3) any (a) executive officer, director or nominee for election as a director, (b) greater than 5% beneficial owner of our shares of common stock, or (c) immediate family member, of the persons referred to in clauses (a) and (b), has or will have a direct or indirect material interest (other than solely as a result of being a director or a less than 10% beneficial owner of another entity). A conflict of interest situation can arise when a person takes actions or has interests that may make it difficult to perform his or her work objectively and effectively. Conflicts of interest may also arise if a person, or a member of his or her family, receives improper personal benefits as a result of his or her position.

Our audit committee, pursuant to its written charter, will be responsible for reviewing and approving related-party transactions to the extent we enter into such transactions. The audit committee will consider all relevant factors when determining whether to approve a related party transaction, including whether the related party transaction is on terms no less favorable to us than terms generally available from an unaffiliated third-party under the same or similar circumstances and the extent of the related party’s interest in the transaction. No director may participate in the approval of any transaction in which he is a related party, but that director is required to provide the audit committee with all material information concerning the transaction. We also require each of our directors and executive officers to complete a directors’ and officers’ questionnaire that elicits information about related party transactions.

These procedures are intended to determine whether any such related party transaction impairs the independence of a director or presents a conflict of interest on the part of a director, employee or officer.

To further minimize conflicts of interest, we have agreed not to consummate an initial business combination with an entity that is affiliated with any of our sponsor, officers or directors unless we have obtained an opinion from an independent investment banking firm, or another independent entity that commonly renders valuation opinions, that the business combination is fair to our unaffiliated stockholders from a financial point of view. We will also need to obtain approval of a majority of our disinterested independent directors.

STOCKHOLDER PROPOSALS

If the Charter Amendment Proposal is approved, we anticipate that the 2024 annual meeting of stockholders will be held no later than December 31, 2024. For any proposal to be considered for inclusion in our proxy statement and form of proxy for submission to the stockholders at our 2024 annual meeting of stockholders, it must be submitted in writing and comply with the requirements of Rule 14a-8 of the Exchange Act.

In addition, our bylaws provide notice procedures for stockholders to nominate a person as a director and to propose business to be considered by stockholders at a meeting. Notice of a nomination or proposal must be delivered to us not less than 90 days and not more than 120 days prior to the date for the preceding year’s annual meeting of stockholders; provided, however, that in the event that the annual meeting is called for a date that is not within 30 days before or after such anniversary date, notice by the stockholder to be timely must be so received no earlier than the opening of business on the 120th day before the meeting and not later than the later of (x) the close of business on the 90th day before the meeting or (y) the close of business on the 10th day following the day on which public announcement of the date of the annual meeting is first made by us. Nominations and proposals also must satisfy other requirements set forth in the bylaws. The Chairman of the Board may refuse to acknowledge the introduction of any stockholder proposal not made in compliance with the foregoing procedures.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS

Unless we have received contrary instructions, we may send a single copy of this proxy statement to any household at which two or more stockholders reside if we believe the stockholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if stockholders prefer to receive multiple sets of our disclosure documents at the same address in the future, the stockholders should follow the instructions described below. Similarly, if an address is shared with another stockholder and together both of the stockholders would like to receive only a single set of our disclosure documents, the stockholders should follow these instructions:

●	If the shares are registered in the name of the stockholder, the stockholder may notify us of his or her request by calling or writing Morrow Sodali LLC, Bite’s proxy solicitor, at 333 Ludlow Street, 5th Floor, South Tower, Stamford, CT 06902, telephone number: (800) 662-5200, email: BITE.info@morrowsodali.com; or

●	If a bank, broker or other nominee holds the shares, the shareholder should contact the bank, broker or other nominee directly; banks or brokers may call Morrow Sodali LLC collect at (203) 658-9400.

WHERE YOU CAN FIND MORE INFORMATION

We file annual and quarterly reports and other reports and information with the Securities and Exchange Commission. These reports and other information can be inspected and copied at, and copies of these materials can be obtained at prescribed rates from, the Public Reference Section of the Securities and Exchange Commission, 100 F Street, NE, Washington, D.C. 20549. We distribute to our stockholders annual reports containing financial statements audited by our independent registered public accounting firm and, upon request, quarterly reports for the first three quarters of each fiscal year containing unaudited financial information. In addition, the reports and other information are filed through Electronic Data Gathering, Analysis and Retrieval (known as “EDGAR”) system and are publicly available on the Securities and Exchange Commission’s website, located at http://www.sec.gov. We will provide without charge to you, upon written or oral request, a copy of the reports and other information filed with the Securities and Exchange Commission.

Any requests for copies of information, reports or other filings with the Securities and Exchange Commission should be directed to Bite Acquisition Corp., 720 N. State Street, Chicago, IL 60654, Attention: Alberto Ardura González, Chief Executive Officer.

In order to receive timely delivery of the documents in advance of the special meeting, you must make your request for information no later than August 3, 2023.

ANNEX A

PROPOSED AMENDMENT
TO THE
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
BITE ACQUISITION CORP.

[●], 2023

Bite Acquisition Corp., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), DOES HEREBY CERTIFY AS FOLLOWS:

1.             The name of the Corporation is “Bite Acquisition Corp.”. The original certificate of incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on September 29, 2020 (the “Original Certificate”). The Amended and Restated Certificate of Incorporation (as amended, the “Amended and Restated Certificate”) was filed with the Secretary of State of the State of Delaware on February 11, 2021. The Certificate of Amendment to the Amended and Restated Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on December 19, 2022;

2.             This Amendment to the Amended and Restated Certificate of Incorporation amends the Amended and Restated Certificate.

3.             This Amendment to the Amended and Restated Certificate of Incorporation was duly adopted by the Board of Directors of the Corporation and the stockholders of the Corporation in accordance with Section 242 of the General Corporation Law of the State of Delaware.

4.             The text of Sections 9.1(b), 9.2(a), 9.2(d), 9.2(e), 9.2(f), 9.7 and 9.8 are hereby amended and restated to read in full as follows:

9.1(b) Immediately after the Offering, a certain amount of the net offering proceeds received by the Corporation in the Offering (including the proceeds of any exercise of the underwriters’ over-allotment option) and certain other amounts specified in the Corporation’s registration statement on Form S-1, as initially filed with the Securities and Exchange Commission (the “SEC”) on January 25, 2021, as amended (the “Registration Statement”), shall be deposited in a trust account (the “Trust Account”), established for the benefit of the Public Stockholders (as defined below) pursuant to a trust agreement described in the Registration Statement. Except for the withdrawal of interest to pay taxes, none of the funds held in the Trust Account (including the interest earned on the funds held in the Trust Account) will be released from the Trust Account until the earliest to occur of (i) the completion of the initial Business Combination, (ii) the redemption of 100% of the Offering Shares (as defined below) if the Corporation does not complete its initial Business Combination within 24 months from the closing of the Offering; provided that the Company may extend such date (A) by up to an additional six months, to up to 30 months from the closing of the Offering, provided that the Sponsor (or its affiliates or permitted designees) will deposit into the Trust Account an amount determined by multiplying $0.05 by the number of public shares then outstanding, up to a maximum of $150,000 for each such one-month extension, until August 17, 2023,  and (B) thereafter by up to an additional six months, to up to 36 months from the closing of the Offering, provided that the Sponsor (or its affiliates or designees) will deposit into the Trust Account $75,000 for each such one-month extension until February 17, 2024, unless the closing of the Company’s initial business combination shall have occurred, for such extension in exchange for a non-interest bearing, unsecured promissory note payable upon consummation of a Business Combination, or such earlier date as may be determined by the Board, and (iii) the redemption of Offering Shares properly tendered in connection with a stockholder vote to amend any provisions of this Amended and Restated Certificate relating to stockholders’ rights or pre-initial Business Combination activity (as described in Section 9.7). Holders of shares of the Common Stock included as part of the units sold in the Offering (the “Offering Shares”) (whether such Offering Shares were purchased in the Offering or in the secondary market following the Offering and whether or not such holders are the Sponsor or officers or directors of the Corporation, or any affiliates of any of the foregoing) are referred to herein as “Public Stockholders.”

A-1

9.2(a) Prior to the consummation of the initial Business Combination, the Corporation shall provide all holders of Offering Shares with the opportunity to have their Offering Shares converted upon the consummation of the initial Business Combination pursuant to, and subject to the limitations of, Sections 9.2(b) and 9.2(c) (such rights of such holders to have their Offering Shares converted pursuant to such Sections, the “Conversion Rights”) hereof for cash equal to the applicable conversion price per share determined in accordance with Section 9.2(b) hereof (the “Conversion Price”). Notwithstanding anything to the contrary contained in this Amended and Restated Certificate, there shall be no Conversion Rights or liquidating distributions with respect to any warrant issued pursuant to the Offering. As used in this Amended and Restated Certificate, “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

9.2(d) In the event that the Corporation has not consummated an initial Business Combination within 24 months from the closing of the Offering, or within up to 36 months from the closing of the Offering, if the period of time to consummate an initial Business Combination is extended pursuant to Section 9.2(b), or such earlier date as may be determined by the Board, the Corporation shall (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Offering Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Corporation but net of taxes payable and less up to $100,000 of interest to pay dissolution expenses, by (B) the total number of then outstanding Offering Shares, which redemption will completely extinguish rights of the Public Stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in the case of clauses (ii) and (iii) to the Corporation’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

9.2(e) If the Corporation offers to redeem the Offering Shares in conjunction with a stockholder vote on an initial Business Combination, the Corporation shall consummate the proposed initial Business Combination only if such initial Business Combination is approved by the affirmative vote of the holders of a majority of the shares of the Common Stock that are voted at a stockholder meeting held to consider such initial Business Combination.

9.2(f) [RESERVED].

9.7 If, in accordance with Section 9.1(a), any amendment is made to Section 9.2(d) that would affect the substance or timing of the Corporation’s obligation to allow redemption in connection with the Corporation’s initial Business Combination or to redeem 100% of the Offering Shares if the Corporation does not complete an initial Business Combination by February 17, 2024 or with respect to any other provision relating to stockholders’ rights or pre-initial Business Combination activity, the Public Stockholders shall be provided with the opportunity to redeem their Offering Shares upon approval of any such amendment, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Corporation to pay its taxes, divided by the number of the then outstanding Offering Shares.

A-2

IN WITNESS WHEREOF, Bite Acquisition Corp. has caused this Amendment to the Amended and Restated Certificate to be duly executed in its name and on its behalf by an authorized officer as of the date first set above.

BITE ACQUISITION CORP.

By:
Name: Alberto Ardura González
Title: Chief Executive Officer

BITE ACQUISITION CORP. PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY. 22667 Bite Acquisition Corp. Proxy_REV1 - Front YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. IMMEDIATE - 24 Hours a Day, 7 Days a Week or by Mail Vote by Internet - QUICK EASY FOLD HERE DO NOT SEPARATE INSERT IN ENVELOPE PROVIDED INTERNET www.cstproxyvote.com Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares. MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope provided. Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on August 9, 2023. CONTROL NUMBER Signature______________________________Signature, if held jointly__________________________________Date_____________, 2023 Signature should agree with name printed hereon. If stock is held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney. PROXY CARD BITE ACQUISITION CORP. — THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2, 3, AND 4. Please mark your votes like this X 1. Proposal 1 — The Charter Amendment Proposal — Amend Bite’s Amended and Restated Certificate of Incorporation, as amended, to (i) extend the date by which the Company has to consummate a business combination for up to an additional six months, from August 17, 2023 to up to February 17, 2024, or such earlier date as determined by the Board of Directors, provided that the sponsor (or its affiliates or designees) will deposit into the trust account an amount determined by multiplying $[●] by the number of public shares then outstanding, up to a maximum of $[●] for each such one-month extension until February 17, 2024, unless the closing of the Company’s initial business combination shall have occurred, and permit holders of public shares to redeem their shares for their pro rata portion of the trust account, (ii) remove the Conversion Limitation (as defined in the charter) to allow us to redeem public shares notwithstanding the fact that such redemption would result in the Company having net tangible assets of less than $5,000,001, and (iii) allow us to remove up to $100,000 of interest earned on the amount on deposit in the trust account prior to redeeming the public shares in connection with the liquidation and dissolution of the Company in order to pay dissolution expenses. 2. Proposal 2 — Election of Directors — To elect two directors to serve as Class II directors on the Company’s Board of Directors until their successors are elected and qualified. Joseph C. Essa Julia A. Stewart 3. Proposal 3 — Ratification of Selection of Independent Registered Public Accounting Firm — To ratify the selection by our Audit Committee of Marcum LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023. 4. Proposal 4 — Adjournment — To direct the chairman of the special meeting to adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the special meeting, there are not sufficient votes to approve the foregoing proposals. FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN FOR WITHHOLD FOR AGAINST ABSTAIN

22667 Bite Acquisition Corp. Proxy_REV1 - Back Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on August 10, 2023 : This notice of meeting and the accompany proxy statement are available at https://www.cstproxy.com/biteacquisitioncorp/2023 . The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement, dated July 7, 2023, in connection with the special meeting to be held on August 10, 2023 at 11:00 a.m., local time, at the offices of Greenberg Traurig, LLP, located at 1750 Tysons Boulevard, Suite 1000, McLean, VA 22102 and hereby appoints Alberto Ardura González and Jose Luis Guerrero Cortes, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all shares of the common stock of Bite Acquisition Corp. (the “Corporation”) registered in the name provided, which the undersigned is entitled to vote at the special meeting of Stockholders, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in this Proxy Statement. PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” EACH OF THE PROPOSALS AND WILL GRANT DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU. (Continued and to be marked, dated and signed on reverse side) BITE ACQUISITION CORP. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOLD HERE DO NOT SEPARATE INSERT IN ENVELOPE PROVIDED PROXY CARD